     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MAY 30, 2000
                                                   REGISTRATION NOS.:  33-62158
                                                                       811-7700
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                ----------------

                                    FORM N-1A
                             REGISTRATION STATEMENT
                        UNDER THE SECURITIES ACT OF 1933                     [X]
                           PRE-EFFECTIVE AMENDMENT NO.                       [ ]
                         POST-EFFECTIVE AMENDMENT NO. 9                      [X]
                                     AND/OR
               REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY
                                  ACT OF 1940                                [X]
                                AMENDMENT NO. 10                             [X]

                               ----------------

             MORGAN STANLEY DEAN WITTER LIMITED TERM MUNICIPAL TRUST
                        (A MASSACHUSETTS BUSINESS TRUST)
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                             TWO WORLD TRADE CENTER
                            NEW YORK, NEW YORK 10048
                     (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (212) 392-1600
                                BARRY FINK, ESQ.
                             TWO WORLD TRADE CENTER
                            NEW YORK, NEW YORK 10048
                     (NAME AND ADDRESS OF AGENT FOR SERVICE)
                                    Copy to:
                             STUART M. STRAUSS, ESQ.
                              MAYER, BROWN & PLATT
                                  1675 BROADWAY
                            NEW YORK, NEW YORK 10019

                               ----------------

                 APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:

  As soon as practicable after this Post-Effective Amendment becomes effective.

  IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE (CHECK APPROPRIATE BOX)

              [ ] immediately upon filing pursuant to paragraph (b)
              [X] on May 30, 2000 pursuant to paragraph (b)
              [ ] 60 days after filing pursuant to paragraph (a)
              [ ] on (date) pursuant to paragraph (a) of rule 485.

                                ----------------

            AMENDING THE PROSPECTUS AND UPDATING FINANCIAL STATEMENTS

================================================================================

                                                       PROSPECTUS - MAY 30, 2000

MORGAN STANLEY DEAN WITTER

              ----------------------------------------------------------------
                         LIMITED TERM MUNICIPAL TRUST



               [GRAPHIC OMITTED]









                                           A MUTUAL FUND THAT SEEKS TO PROVIDE A
                                HIGH LEVEL OF CURRENT INCOME THAT IS EXEMPT FROM
                         FEDERAL INCOME TAX, CONSISTENT WITH THE PRESERVATION OF
                        CAPITAL AND PRESCRIBED STANDARDS OF QUALITY AND MATURITY



  The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

CONTENTS


The Fund                    Investment Objective .............................1

                            Principal Investment Strategies ..................1

                            Principal Risks ..................................2

                            Past Performance .................................4

                            Fees and Expenses ................................5

                            Additional Investment Strategy Information .......5

                            Additional Risk Information ......................6

                            Fund Management ..................................7

Shareholder Information     Pricing Fund Shares ..............................8

                            How to Buy Shares ................................8

                            How to Exchange Shares ..........................10

                            How to Sell Shares ..............................12

                            Distributions ...................................13

                            Tax Consequences ................................14

Financial Highlights        .................................................16

Our Family of Funds         ...................................Inside Back Cover

                            This Prospectus contains important information about the Fund. Please read it carefully and keep it for future reference.


THE FUND

[GRAPHIC OMITTED]
INVESTMENT OBJECTIVE
--------------------

Morgan Stanley Dean Witter Limited Term Municipal Trust seeks to provide a high level of current income that is exempt from Federal income tax, consistent with the preservation of capital and prescribed standards of quality and maturity.


[GRAPHIC OMITTED]
PRINCIPAL INVESTMENT STRATEGIES
-------------------------------


(sidebar)
INCOME
An investment objective having the goal of selecting securities to pay out income rather than rise in price.
(end sidebar)


The Fund will invest predominately in intermediate term securities that pay interest exempt from federal income taxes. The Fund's "Investment Manager," Morgan Stanley Dean Witter Advisors Inc., generally invests the Fund's assets in municipal obligations. Municipal obligations are bonds, notes or short-term commercial paper issued by state governments, local governments and their respective agencies. In deciding which securities to buy, hold or sell, the Investment Manager considers market, economic and political conditions. At least 75% of the Fund's assets will be invested in municipal obligations with the following ratings at the time of purchase:

o    municipal bonds  - within the four highest grades by Moody's Investors
                        Service Inc. ("Moody's"), Standard & Poor's Corporation ("S&P"), or Fitch IBCA, Inc. ("Fitch");

o    municipal notes  - within the two highest grades or, if not rated, have outstanding bonds within the four highest grades by Moody's, S&P or Fitch; and

o    municipal
     commercial paper - within the highest grade by Moody's, S&P or Fitch.

The Fund also may invest up to 25% of its assets in municipal securities rated within the fourth highest grade by Moody's, S&P or Fitch.


The municipal obligations in the Fund's portfolio will have an anticipated average dollar-weighted maturity range of 7 to 10 years, with a maximum average dollar-weighted maturity of 12 years. At least 80% of the Fund's assets will have a maturity of 15 years or less.

The Fund may invest up to 10% of its assets in inverse floating rate municipal obligations. The interest rates on these obligations generally move in the reverse direction of market interest rates. If market interest rates fall, the interest rate on the obligations will increase and if market interest rates increase, the interest rate on the obligations will fall.


The Fund may invest any amount of its assets in securities that pay interest income subject to the "alternative minimum tax," and some taxpayers may have to pay tax on a

Fund distribution of this income. The Fund therefore may not be a suitable investment for these investors. See the "Tax Consequences" section for more details.


Municipal obligations typically are "general obligation" or "revenue" bonds, notes or commercial paper. General obligation securities are secured by the issuer's faith and credit, including its taxing power for payment of principal and interest. Revenue securities, however, are generally payable from a specific revenue source. They are issued to fund a wide variety of public and private projects in sectors such as public utilities, hospitals, housing, airports and highways, and educational facilities. The Fund's municipal obligation investments may include zero coupon securities, which are purchased at a discount and accrue interest, but make no payments until maturity.


In addition, the Fund may invest in private activity bonds, including industrial development and pollution control bonds and lease obligations.

In pursuing the Fund's investment objective, the Investment Manager has considerable leeway in deciding which investments it buys, holds or sells on a day-to-day basis -- and which investment strategies it uses. For example, the Investment Manager in its discretion may determine to use some permitted investment strategies while not using others.


[GRAPHIC OMITTED]
PRINCIPAL RISKS
---------------


There is no assurance that the Fund will achieve its investment objective. The Fund's share price and yield will fluctuate with changes in the market value of the Fund's portfolio securities. When you sell Fund shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Fund.


Credit and Interest Rate Risks. A principal risk of investing in the Fund is associated with its municipal investments. Municipal obligations, like other debt securities, are subject to two types of risks: credit risk and interest rate risk.


Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt. In the case of revenue bonds, notes or commercial paper, for example, the credit risk is the possibility that the user fees from a project or other specified revenue sources are insufficient to meet interest and/or principal payment obligations. The issuers of private activity bonds, used to finance such projects as industrial development and pollution control facilities, also may be negatively impacted by the general credit of the user of the project. In addition, the Fund may invest in securities with the lowest investment grade rating. These securities may have speculative characteristics.


Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. As a general illustration of the relationship between fixed-income securities and interest rates, the following table shows how interest rates affect bond prices.




HOW INTEREST RATES AFFECT BOND PRICES
--------------------------------------------------------------------------------
                                        PRICE PER $1,000 OF A MUNICIPAL BOND IF
                                                    INTEREST RATES:
                                       -----------------------------------------
                                           INCREASE*            DECREASE**
                                       -----------------   ---------------------
YEARS TO        BOND
MATURITY      MATURITY      COUPON        1%        2%         1%          2%
--------------------------------------------------------------------------------
  1            2000       3.95%         $990      $981      $1,010      $1,020
--------------------------------------------------------------------------------
  5            2004       4.70%         $957      $916      $1,045      $1,093
--------------------------------------------------------------------------------
  10           2009       5.05%         $926      $858      $1,082      $1,171
--------------------------------------------------------------------------------
  20           2019       5.80%         $892      $799      $1,128      $1,278
--------------------------------------------------------------------------------
  30           2029       5.95%         $875      $773      $1,155      $1,350
--------------------------------------------------------------------------------



Source: Municipal Market Data (a division of Thomson Financial Municipal Group):
"Aaa" yield curve as of 12/31/99. The table is not representative of price changes for inverse floating rate municipal obligations which typically respond to changes in interest rates to a greater extent than comparable obligations.


*    Assumes no effect from market discount calculation.

**   Assumes bonds are non-callable.


In addition, the table is an illustration and does not represent expected yields or share price changes of any Morgan Stanley Dean Witter mutual fund.

Inverse Floating Rate Municipal Obligations. The inverse floating rate municipal obligations in which the Fund may invest are typically created through a division of a fixed rate municipal obligation into two separate instruments, a short-term obligation and a long-term obligation. The interest rate on the short-term obligation is set at periodic auctions. The interest rate on the long-term obligation is the rate the issuer would have paid on the fixed income obligation: (i) plus the difference between such fixed rate and the rate on the short-term obligation, if the short-term rate is lower than the fixed rate; or
(ii) minus such difference if the interest rate on the short-term obligation is higher than the fixed rate. Inverse floating rate municipal obligations offer the potential for higher income than is available from fixed rate obligations of comparable maturity and credit rating. They also carry greater risks. In particular, the prices of inverse floating rate municipal obligations are more volatile, i.e., they increase and decrease in response to changes in interest rates to a greater extent than comparable fixed rate obligations.


Other Risks. The performance of the Fund also will depend on whether the Investment Manager is successful in pursuing the Fund's investment strategy. The Fund is also subject to other risks from its permissible investments, including private activity bonds and lease obligations. For more information about these risks, see the "Additional Risk Information" section.

Shares of the Fund are not bank deposits and are not guaranteed or insured by the FDIC or any other government agency.



[GRAPHIC OMITTED]
PAST PERFORMANCE
----------------

The bar chart and table below provide some indication of the risks of investing in the Fund. The Fund's past performance does not indicate how the Fund will perform in the future.

(sidebar)
ANNUAL TOTAL RETURNS
This chart shows how the performance of the Fund's shares has varied from year to year over the past 6 calendar years.
(end sidebar)



ANNUAL TOTAL RETURNS -- CALENDAR YEARS


-7.95%    16.72%    3.17%     6.46%     5.10%     -1.06%
-----     -----    -----     -----     -----      -----
 1994      '95      '96       '97       '98        '99


Year-to-date total return as of March 31, 2000 was 1.56%.



During the periods shown in the bar chart, the highest return for a calendar quarter was 6.78% (quarter ended March 31, 1995) and the lowest return for a calendar quarter was -5.50% (quarter ended March 31, 1994).


(sidebar)
AVERAGE ANNUAL TOTAL RETURNS
This table compares the Fund's average annual total returns with those of a broad measure of market performance over time.
(end sidbar)






AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 1999)
--------------------------------------------------------------------------------
                                                                LIFE OF FUND
                              PAST 1 YEAR     PAST 5 YEARS     (SINCE 7/12/93)
--------------------------------------------------------------------------------
 Limited Term Municipal Trust    -1.06%         5.92%            3.94%
--------------------------------------------------------------------------------
 Lehman Brothers 10-Year
 Municipal Bond Index(1)         -1.25%         7.12%            5.48%(2)
--------------------------------------------------------------------------------




(1) The Lehman Brothers 10-year Municipal Bond Index measures the performance of municipal bonds rated at least Baa+ by Moody's Investors Service, Inc. with maturities ranging between 9 and 12 years. The performance of the Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.
(2)  For the period July 31, 1993 to December 31, 1999.

[GRAPHIC OMITTED]
FEES AND EXPENSES
-----------------


The table below briefly describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The Fund is a no-load fund. The Fund does not impose any sales charges and does not impose account or exchange fees.

(sidebar)
ANNUAL FUND OPERATING EXPENSES
These expenses are deducted from the Fund's assets and are based on expenses paid for the fiscal year ended March 31, 2000.
(end sidebar)





ANNUAL FUND OPERATING EXPENSES
-------------------------------------------------------
  Management fee                            0.50%
-------------------------------------------------------
  Distribution and service (12b-1) fees     None
-------------------------------------------------------
  Other expenses                            0.41%
-------------------------------------------------------
  Total annual Fund operating expenses      0.91%
-------------------------------------------------------


Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund, your investment has a 5% return each year, and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the table below shows your costs at the end of each period based on these assumptions.


Expenses Over Time
------------------------------------------
  1 YEAR   3 Years   5 Years   10 Years
------------------------------------------
   $93      $290      $504      $1,120
------------------------------------------


[GRAPHIC OMITTED]
ADDITIONAL INVESTMENT STRATEGY INFORMATION
------------------------------------------


This section provides additional information relating to the Fund's principal investment strategies.


Private Activity Bonds. The Fund may invest more than 25% of its assets in municipal obligations known as private activity bonds. These securities include, for example, housing, industrial development and pollution control revenue, electric, utility, manufacturing, and transportation facilities.

Lease Obligations. Included within the revenue bonds category are participations in lease obligations or installment purchase contracts of municipalities. Generally, state and local agencies or authorities issue lease obligations to acquire equipment and facilities for public and private purposes.

Defensive Investing. The Fund may take temporary "defensive" positions in attempting to respond to adverse market conditions. The Fund may invest any amount of its assets in taxable money market instruments when the Investment Manager believes it is advisable to do so. Although taking a defensive posture is designed to protect the Fund from an anticipated market downturn, it could have the effect of reducing the Fund's ability to provide tax-exempt income and reducing the benefit from any upswing in the market. When the Fund takes a defensive position, it may not achieve its investment objective.

The percentage limitations relating to the composition of the Fund's portfolio apply at the time the Fund acquires an investment and refer to the Fund's net assets unless otherwise noted. Subsequent percentage changes that result from market fluctuations will not require the Fund to sell any portfolio security. The Fund may change its principal investment strategies without shareholder approval; however, you would be notified of such changes.


[GRAPHIC OMITTED]
ADDITIONAL RISK INFORMATION
---------------------------
This section provides additional information relating to the principal risks of investing in the Fund.

Bond Insurance Risk. Many of the municipal obligations the Fund invests in will be covered by insurance at the time of issuance or at a later date. Such insurance covers the remaining term of the security. Insured municipal obligations would generally be assigned a lower rating if the rating were based primarily on the credit quality of the issuer without regard to the insurance feature. If the claims-paying ability of the insurer were downgraded, the ratings on the municipal obligations it insures may also be downgraded.

Private Activity Bonds. The issuers of private activity bonds in which the Fund may invest may be negatively impacted by conditions affecting either the general credit of the user of the private activity project or the project itself. Conditions such as regulatory and environmental restrictions and economic downturns may lower the need for these facilities and the ability of users of the project to pay for the facilities. This could cause a decline in the Fund's value. The Fund's private activity bond holdings also may pay interest subject to the alternative minimum tax. See the "Tax Consequences" section for more details.

Lease Obligations. Lease obligations may have risks not normally associated with general obligation or other revenue bonds. Leases and installment purchase or conditional sale contracts (which may provide for title to the leased asset to pass eventually to the issuer) have developed as a means for governmental issuers to acquire property and equipment without the necessity of complying with the constitutional and statutory requirements generally applicable for the issuance of debt. Certain lease obligations contain "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for that purpose by the appropriate legislative body on an annual or other periodic basis. Consequently, continued lease payments on those lease obligations containing "non-appropriation" clauses are dependent on future legislative actions. If these legislative actions do not occur, the holders of the lease obligation, such as the Fund, may experience difficulty in exercising their rights, including disposition of the property.


[GRAPHIC OMITTED]
FUND MANAGEMENT
---------------


(sidebar)
MORGAN STANLEY DEAN WITTER ADVISORS INC.
The Investment Manager is widely recognized as a leader in the mutual fund industry and together with Morgan Stanley Dean Witter Services Company Inc., its wholly-owned subsidiary, had approximately $150 billion in assets under management as of April 30, 2000.
(end sidebar)


The Fund has retained the Investment Manager -- Morgan Stanley Dean Witter Advisors Inc. -- to provide administrative services, manage its business affairs and invest its assets, including the placing of orders for the purchase and sale of portfolio securities. The Investment Manager is a wholly-owned subsidiary of Morgan Stanley Dean Witter & Co., a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services. Its main business office is located at Two World Trade Center, New York, NY 10048.

The Fund's portfolio is managed within the Investment Manager's Tax-Exempt Group. Katherine H. Stromberg is the Fund's portfolio manager. Ms. Stromberg has been a portfolio manager at the Investment Manager for over five years.


The Fund pays the Investment Manager a monthly management fee as full compensation for the services and facilities furnished to the Fund, and for Fund expenses assumed by the Investment Manager. The fee is based on the Fund's average daily net assets. For the fiscal year ended March 31, 2000, the Fund accrued total compensation to the Investment Manager amounting to 0.50% of the Fund's average daily net assets.

SHAREHOLDER INFORMATION


[GRAPHIC OMITTED]
PRICING FUND SHARES
-------------------

The price of Fund shares, called "net asset value," is based on the value of the Fund's portfolio securities.


The net asset value per share of the Fund is determined once daily at 4:00 p.m. Eastern time on each day that the New York Stock Exchange is open (or, on days when the New York Stock Exchange closes prior to 4:00 p.m., at such earlier time). Shares will not be priced on days that the New York Stock Exchange is closed.


The value of the Fund's portfolio securities (except for short-term taxable debt securities and certain other investments) are valued by an outside independent pricing service. The service uses a computerized grid matrix of tax-exempt securities and its evaluations in determining what it believes is the fair value of the portfolio securities. The Fund's Board of Trustees believes that timely and reliable market quotations are generally not readily available to the Fund to value tax-exempt securities and the valuations that the pricing service supplies are more likely to approximate the fair value of the securities.

Short-term debt portfolio securities with remaining maturities of sixty days or less at the time of purchase are valued at amortized cost. However, if the cost does not reflect the securities' market value, these securities will be valued at their fair value.


[GRAPHIC OMITTED]
HOW TO BUY SHARES
-----------------


(sidebar)
CONTACTING A FINANCIAL ADVISOR
If you are new to the Morgan Stanley Dean Witter Family of Funds and would like to contact a Financial Advisor, call (877) 937-MSDW (toll-free) for the telephone number of the Morgan Stanley Dean Witter office nearest you. You may also access our office locator on our Internet site at:
www.msdw.com/individual/funds
(end sidebar)



You may open a new account to buy Fund shares or buy additional Fund shares for an existing account by contacting your Morgan Stanley Dean Witter Financial Advisor or other authorized financial representative. Your Financial Advisor will assist you, step-by-step, with the procedures to invest in the Fund. You may also purchase shares directly by calling the Fund's transfer agent and requesting an application.


When you buy Fund shares, the shares are purchased at the next share price calculated after we receive your purchase order. Your payment is due on the third business day after you place your purchase order. We reserve the right to reject any order for the purchase of Fund shares.

(sidebar)
EASYINVEST(SM)
A purchase plan that allows you to transfer money automatically from your checking or savings account or from a Money Market Fund on a semi-monthly, monthly or quarterly basis. Contact your Morgan Stanley Dean Witter Financial Advisor for further information about this service.
(end sidebar)


MINIMUM INVESTMENT AMOUNTS
--------------------------------------------------------------------------------
                                                      MINIMUM INVESTMENT
                                                  ----------------------------
INVESTMENT OPTIONS                                  INITIAL      ADDITIONAL
--------------------------------------------------------------------------------
  Regular accounts                                   $1,000        $100
--------------------------------------------------------------------------------
  EasyInvest(SM)
  (Automatically from your
  checking or savings account
  or Money Market Fund)                              $  100*       $100*
--------------------------------------------------------------------------------

*    Provided your schedule of investments totals $1,000 in twelve months.

There is no minimum investment amount if you purchase Fund shares through: (1) the Investment Manager's mutual fund asset allocation plan, (2) a program, approved by the Fund's distributor, in which you pay an asset-based fee for advisory, administrative and/or brokerage services, or (3) employer-sponsored employee benefit plan accounts.

Subsequent Investments Sent Directly to the Fund. In addition to buying additional Fund shares for an existing account by contacting your Morgan Stanley Dean Witter Financial Advisor, you may send a check directly to the Fund. To buy additional shares in this manner:

o Write a "letter of instruction" to the Fund specifying the name(s) on the account, the account number, the social security or tax identification number, and the investment amount. The letter must be signed by the account owner(s).


o Make out a check for the total amount payable to: Morgan Stanley Dean Witter Limited Term Municipal Trust.

o Mail the letter and check to Morgan Stanley Dean Witter Trust FSB at P.O. Box 1040, Jersey City, NJ 07303.


PLAN OF DISTRIBUTION The Fund has adopted a Plan of Distribution in accordance with Rule 12b-1 under the Investment Company Act of 1940. The Plan allows the Fund's distributor to pay distribution fees for the sale and distribution of Fund shares.

[GRAPHIC OMITTED]
HOW TO EXCHANGE SHARES
----------------------

Permissible Fund Exchanges. You may only exchange shares of the Fund for shares of other continuously offered Morgan Stanley Dean Witter Funds if the Fund shares were acquired in an exchange of shares initially purchased in a Multi-Class Fund or an FSC Fund (subject to a front-end sales charge). In that case, the shares may be subsequently re-exchanged for shares of the same Class of any Multi-Class Fund or FSC Fund or for shares of another No-Load Fund, a Money Market Fund, North American Government Income Trust or Short-Term U.S. Treasury Trust. Of course, if an exchange is not permitted, you may sell shares of the Fund and buy another Fund's shares with the proceeds.

See the inside back cover of this Prospectus for each Morgan Stanley Dean Witter Fund's designation as a Multi-Class Fund, FSC Fund, No-Load Fund or Money Market Fund. If a Morgan Stanley Dean Witter Fund is not listed, consult the inside back cover of that fund's prospectus for its designation. For purposes of exchanges, shares of FSC Funds are treated as Class A shares of a Multi-Class Fund.

Exchanges may be made after shares of the fund acquired by purchase have been held for thirty days. There is no waiting period for exchanges of shares acquired by exchange or dividend reinvestment. The current prospectus for each fund describes its investment objective(s), policies and investment minimums, and should be read before investment. Since exchanges are available only into continuously offered Morgan Stanley Dean Witter Funds, exchanges are not available into any new Morgan Stanley Dean Witter Fund during its initial offering period, or when shares of a particular Morgan Stanley Dean Witter Fund are not being offered for purchase.


Exchange Procedures. You can process an exchange by contacting your Morgan Stanley Dean Witter Financial Advisor or other authorized financial representative. Otherwise, you must forward an exchange privilege authorization form to the Fund's transfer agent -- Morgan Stanley Dean Witter Trust FSB -- and then write the transfer agent or call (800) 869-NEWS to place an exchange order. You can obtain an exchange privilege authorization form by contacting your Financial Advisor or other authorized financial representative, or by calling
(800) 869-NEWS. If you hold share certificates, no exchanges may be processed until we have received all applicable share certificates.


An exchange to any Morgan Stanley Dean Witter Fund (except a Money Market Fund) is made on the basis of the next calculated net asset values of the funds involved after the exchange instructions are accepted. When exchanging into a Money Market Fund, the Fund's shares are sold at their next calculated net asset value and the Money Market Fund's shares are purchased at their net asset value on the following business day.


The Fund may terminate or revise the exchange privilege upon required notice. The check writing privilege is not available for Money Market Fund shares you acquire in an exchange.

Telephone Exchanges. For your protection when calling Morgan Stanley Dean Witter Trust FSB, we will employ reasonable procedures to confirm that exchange instructions communicated over the telephone are genuine. These procedures may include requiring various forms of personal identification such as name, mailing address, social security or other tax identification number. Telephone instructions also may be recorded.


Telephone instructions will be accepted if received by the Fund's transfer agent between 9:00 a.m. and 4:00 p.m. Eastern time on any day the New York Stock Exchange is open for business. During periods of drastic economic or market changes, it is possible that the telephone exchange procedures may be difficult to implement, although this has not been the case with the Fund in the past.


Margin Accounts. If you have pledged your Fund shares in a margin account, contact your Morgan Stanley Dean Witter Financial Advisor or other authorized financial representative regarding restrictions on the sale of such shares.


Tax Considerations of Exchanges. If you exchange shares of the Fund for shares of another Morgan Stanley Dean Witter Fund there are important tax considerations. For tax purposes, the exchange out of the Fund is considered a sale of Fund shares -- and the exchange into the other fund is considered a purchase. As a result, you may realize a capital gain or loss.


You should review the "Tax Consequences" section and consult your own tax professional about the tax consequences of an exchange.


Limitations on Exchanges. Certain patterns of past exchanges and/or purchase or sale transactions involving the Fund or other Morgan Stanley Dean Witter Funds may result in the Fund limiting or prohibiting, at its discretion, additional purchases and/or exchanges. Determinations in this regard may be made based on the frequency or dollar amount of the previous exchanges or purchase or sale transactions. You will be notified in advance of limitations on your exchange privileges.


For further information regarding exchange privileges, you should contact your Morgan Stanley Dean Witter Financial Advisor or call (800) 869-NEWS.

[GRAPHIC OMITTED]
HOW TO SELL SHARES
------------------

You can sell some or all of your Fund shares at any time. Your shares will be sold at the next price calculated after we receive your order to sell as described below.


OPTIONS               PROCEDURES
-----------------------------------------------------------------------------------------------------------------
  Contact Your        To sell your shares, simply call your Morgan Stanley Dean Witter Financial Advisor or
  Financial Advisor   other authorized financial representative.
                      -------------------------------------------------------------------------------------------
[GRAPHIC OMITTED]     Payment will be sent to the address to which the account is registered or deposited in your brokerage account.
-----------------------------------------------------------------------------------------------------------------
  By Letter           You can also sell your shares by writing a "letter of instruction" that includes:
                      o  your account number;
[GRAPHIC OMITTED]     o  the dollar amount or the number of shares you wish to sell; and
                      o  the signature of each owner as it appears on the account.
                      -------------------------------------------------------------------------------------------
                      If you are requesting payment to anyone other than the registered owner(s) or that payment be sent to any address other than the address of the registered owner(s) or pre-designated bank account, you will need a signature guarantee. You can generally obtain a signature guarantee from an eligible guarantor acceptable to Morgan Stanley
                      Dean Witter Trust FSB. (You should contact Morgan Stanley Dean Witter Trust FSB at
                      (800) 869-NEWS for determination as to whether a particular institution is an eligible guarantor.)  A notary public cannot provide a signature guarantee. Additional documentation may be required for shares held by a corporation, partnership, trustee or executor.
                      -------------------------------------------------------------------------------------------
                      Mail the letter to Morgan Stanley Dean Witter Trust FSB at P.O. Box 983, Jersey City,
                      NJ 07303. If you hold share certificates, you must return the certificates, along with the letter and any required additional documentation.
                      -------------------------------------------------------------------------------------------
                      A check will be mailed to the name(s) and address in which the account is registered, or otherwise according to your instructions.
-----------------------------------------------------------------------------------------------------------------
  Systematic          If your investment in all of the Morgan Stanley Dean Witter Family of Funds has a total
  Withdrawal Plan     market value of at least $10,000, you may elect to withdraw amounts of $25 or more, or in any whole percentage of a fund's balance (provided the amount is at least $25), on
[GRAPHIC OMITTED]     a monthly, quarterly, semi-annual or annual basis, from any fund with a balance of at least $1,000. Each time you add a fund to the plan, you must meet the plan requirements.
                      -------------------------------------------------------------------------------------------
                      To sign up for the Systematic Withdrawal Plan, contact your Morgan Stanley Dean
                      Witter Financial Advisor or call (800) 869-NEWS. You may terminate or suspend your plan at any time. Please remember that withdrawals from the plan are sales of shares, not Fund "distributions," and ultimately may exhaust your account balance. The Fund may terminate or revise the plan at any time.

-----------------------------------------------------------------------------------------------------------------


Payment for Sold Shares. After we receive your complete instructions to sell as described above, a check will be mailed to you within seven days, although we will attempt to make payment within one business day. Payment may also be sent to your brokerage account.

Payment may be postponed or the right to sell your shares suspended under unusual circumstances. If you request to sell shares that were recently purchased by check, your sale will not be effected until it has been verified that the check has been honored.


Involuntary Sales. The Fund reserves the right, on sixty days' notice, to sell the shares of any shareholder (other than shares held in an IRA or 403(b) Custodial Account) whose shares, due to sales by the shareholder, have a value below $100, or in the case of an account opened through EasyInvest(SM), if after 12 months the shareholder has invested less than $1,000 in the account.

However, before the Fund sells your shares in this manner, we will notify you and allow you sixty days to make an additional investment in an amount that will increase the value of your account to at least the required amount before the sale is processed.

Margin Accounts. If you have pledged your Fund shares in a margin account, contact your Morgan Stanley Dean Witter Financial Advisor or other authorized financial representative regarding restrictions on the sale of such shares.

[GRAPHIC OMITTED]
DISTRIBUTIONS
-------------


The Fund passes substantially all of its earnings from income and capital gains along to its investors as "distributions." The Fund earns interest from fixed-income investments. These amounts are passed along to Fund shareholders as "income dividend distributions." The Fund realizes capital gains whenever it sells securities for a higher price than it paid for them. These amounts may be passed along as "capital gain distributions."


Normally, income dividends are declared on each day the New York Stock Exchange is open for business and are distributed to shareholders monthly. Capital gains, if any, are usually distributed in June and December. The Fund, however, may retain and reinvest any long-term capital gains. The Fund may at times make payments from sources other than income or capital gains that represent a return of a portion of your investment.

(sidebar)
TARGETED DIVIDENDS(SM)
You may select to have your Fund distributions automatically invested in another Morgan Stanley Dean Witter Fund that you own. Contact your Morgan Stanley Dean Witter Financial Advisor for further information about this service.
(end sidebar)

Distributions are reinvested automatically in additional shares of the Fund and automatically credited to your account, unless you request in writing that all distributions be paid in cash. If you elect the cash option, processing of your dividend checks begins immediately following the monthly payment date, and the Fund will mail a monthly dividend check to you normally during the first seven days of the following month. No interest will accrue on uncashed checks. If you wish to change how your distributions are paid, your request should be received by the Fund's transfer agent, Morgan Stanley Dean Witter Trust FSB, at least five business days prior to the record date of the distributions.

[GRAPHIC OMITTED]
TAX CONSEQUENCES
----------------

As with any investment, you should consider how your Fund investment will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in the Fund.

You need to be aware of the possible tax consequences when:

o    The Fund makes distributions; and

o You sell Fund shares, including an exchange to another Morgan Stanley Dean Witter Fund.

Taxes on Distributions. Your income dividend distributions are normally exempt from federal income taxes -- to the extent they are derived from municipal obligations. Income derived from other portfolio securities may be subject to federal, state and/or local income taxes.

Income derived from some municipal securities is subject to the federal "alternative minimum tax." Certain tax-exempt securities whose proceeds are used to finance private, for-profit organizations are subject to this special tax system that ensures that individuals pay at least some federal taxes. Although interest on these securities is generally exempt from federal income tax, some taxpayers who have many tax deductions or exemptions nevertheless may have to pay tax on the income.

If you borrow money to purchase shares of the Fund, the interest on the borrowed money is generally not deductible for personal income tax purposes.

If the Fund makes any capital gain distributions, those distributions will normally be subject to federal and state income tax when they are paid, whether you take them in cash or reinvest them in Fund shares. Any short-term capital gain distributions are taxable to you as ordinary income. Any long-term capital gain distributions are taxable to you as long-term capital gains, no matter how long you have owned shares in the Fund.

The Fund may derive gains in part from municipal obligations the Fund purchased below their principal or face values. All, or a portion, of these gains may be taxable to you as ordinary income rather than capital gains.


Every January, you will be sent a statement (IRS Form 1099-DIV) showing the distributions paid to you in the previous year. The statement provides information on your dividends and capital gains for tax purposes.


Taxes on Sales. Your sale of Fund shares normally is subject to federal and state income tax and may result in a taxable gain or loss to you. A sale also may be subject to local income tax. Your exchange of Fund shares for shares of another Morgan Stanley Dean

Witter Fund is treated for tax purposes like a sale of your original shares and a purchase of your new shares. Thus, the exchange may, like a sale, result in a taxable gain or loss to you and will give you a new tax basis for your new shares.

When you open your Fund account, you should provide your social security or tax identification number on your investment application. By providing this information, you will avoid being subject to a federal backup withholding tax of 31% on taxable distributions and sale proceeds. Any withheld amount would be sent to the IRS as an advance tax payment.

FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 fiscal years of the Fund. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions).


This information has been audited by PricewaterhouseCoopers LLP, independent accountants, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.



FOR THE YEARS ENDED MARCH 31,                   2000        1999           1998         1997            1996
-----------------------------------------------------------------------------------------------------------------
 SELECTED PER SHARE DATA:
-----------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period          $10.34      $10.26         $9.91       $9.95            $9.56
-----------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
  Net investment income                          0.38        0.39          0.40        0.40             0.41
  Net realized and unrealized gain (loss)       (0.38)       0.08          0.35       (0.04)            0.39
                                               ------      ------         -----       -----            -----
 Total income from investment operations           --        0.47          0.75        0.36             0.80
-----------------------------------------------------------------------------------------------------------------
 Less dividends from net investment income      (0.38)      (0.39)        (0.40)      (0.40)           (0.41)
-----------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                 $9.96      $10.34        $10.26       $9.91            $9.95
-----------------------------------------------------------------------------------------------------------------
 TOTAL RETURN+                                   0.08%       4.68%         7.70%       3.65%            8.42%
-----------------------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS:
-----------------------------------------------------------------------------------------------------------------
 Expenses                                        0.91%       0.86%(1)      0.83%       0.88%(1)         0.87%(1)
-----------------------------------------------------------------------------------------------------------------
 Net investment income                           3.81%       3.75%         3.92%       3.99%            4.09%
-----------------------------------------------------------------------------------------------------------------
 SUPPLEMENTAL DATA:
-----------------------------------------------------------------------------------------------------------------
 Net assets, end of period, in thousands      $44,237     $58,648       $57,500     $61,098          $72,766
-----------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                            3%         29%           --          --               --
-----------------------------------------------------------------------------------------------------------------




+ Calculated based on the net asset value as of the last business day of the period.

(1)  Does not reflect the effect of expense offset of 0.01%.

MORGAN STANLEY DEAN WITTER
FAMILY OF FUNDS
                          The Morgan Stanley Dean Witter Family of Funds offers investors a wide range of investment choices. Come on in and meet the family!

-----------------------------------------------------------------------------------------------------------------------------------
 GROWTH FUNDS               Aggressive Equity Fund                              THEME FUNDS

                            American Opportunities Fund                         Financial Services Trust

                            Capital Growth Securities                           Health Sciences Trust

                            Developing Growth Securities                        Information Fund

                            Growth Fund                                         Natural Resource Development Securities

                            Market Leader Trust                                 GLOBAL/INTERNATIONAL FUNDS

                            Mid-Cap Equity Trust                                Competitive Edge Fund - "Best Ideas" Portfolio

                            Next Generation Trust                               European Growth Fund

                            Small Cap Growth Fund                               Fund of Funds - International Portfolio

                            Special Value Fund                                  International Fund

                            Tax-Managed Growth Fund                             International SmallCap Fund

                            21st Century Trend Fund                             Japan Fund

                                                                                Latin American Growth Fund

                                                                                Pacific Growth Fund
-----------------------------------------------------------------------------------------------------------------------------------
 GROWTH & INCOME FUNDS      Balanced Growth Fund                                Total Market Index Fund

                            Balanced Income Fund                                Total Return Trust

                            Convertible Securities Trust                        Value Fund

                            Dividend Growth Securities                          Value-Added Market Series/Equity Portfolio

                            Equity Fund                                         THEME FUNDS

                            Fund of Funds - Domestic Portfolio                  Real Estate Fund

                            Income Builder Fund                                 Utilities Fund

                            Mid-Cap Dividend Growth Securities                  GLOBAL FUNDS

                            S&P 500 Index Fund                                  Global Dividend Growth Securities

                            S&P 500 Select Fund                                 Global Utilities Fund

                            Strategist Fund
-----------------------------------------------------------------------------------------------------------------------------------
 INCOME FUNDS               GOVERNMENT INCOME FUNDS                             GLOBAL INCOME FUNDS

                            Federal Securities Trust                            North American Government Income Trust

                            Short-Term U.S. Treasury Trust                      World Wide Income Trust

                            U.S. Government Securities Trust                    TAX-FREE INCOME FUNDS

                            DIVERSIFIED INCOME FUNDS                            California Tax-Free Income Fund

                            Diversified Income Trust                            Hawaii Municipal Trust(FSC)

                            CORPORATE INCOME FUNDS                              Limited Term Municipal Trust(NL)

                            High Yield Securities                               Multi-State Municipal Series Trust(FSC)

                            Intermediate Income Securities                      New York Tax-Free Income Fund

                            Short-Term Bond Fund(NL)                            Tax-Exempt Securities Trust
-----------------------------------------------------------------------------------------------------------------------------------
 MONEY MARKET FUNDS         TAXABLE MONEY MARKET FUNDS                          TAX-FREE MONEY MARKET FUNDS

                            Liquid Asset Fund(MM)                               California Tax-Free Daily Income Trust(MM)

                            U.S. Government Money Market Trust(MM)              New York Municipal Money Market Trust(MM)

                                                                                Tax-Free Daily Income Trust(MM)


There may be funds created after this Prospectus was published. Please consult the inside back cover of a new fund's prospectus for its designation, e.g., Multi-Class Fund or Money Market Fund.

Unless otherwise noted, each listed Morgan Stanley Dean Witter Fund, except for North American Government Income Trust and Short-Term U.S. Treasury Trust, is a Multi-Class Fund. A Multi-Class Fund is a mutual fund offering multiple Classes of shares. The other types of funds are: NL -- No-Load (Mutual) Fund; MM -- Money Market Fund; FSC -- A mutual fund sold with a front-end sales charge and a distribution (12b-1) fee.

                                                       PROSPECTUS - MAY 30, 2000


Additional information about the Fund's investments is available in the Fund's Annual and Semi-Annual Reports to Shareholders. In the Fund's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. The Fund's Statement of Additional Information also provides additional information about the Fund. The Statement of Additional Information is incorporated herein by reference (legally is part of this Prospectus). For a free copy of any of these documents, to request other information about the Fund, or to make shareholder inquiries, please call:


                                 (800) 869-NEWS

You also may obtain information about the Fund by calling your Morgan Stanley Dean Witter Financial Advisor or by visiting our Internet site at:

                         WWW.MSDW.COM/INDIVIDUAL/FUNDS


Information about the Fund (including the Statement of Additional Information) can be viewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information about the Reference Room's operations may be obtained by calling the SEC at (202) 942-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC's Internet site at (www.sec.gov), and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102.


TICKER SYMBOL:

  DWLTX
----------

(THE FUND'S INVESTMENT COMPANY ACT FILE NO. IS 811-7700)


MORGAN STANLEY DEAN WITTER

                  --------------------------------------------------------------
                       LIMITED TERM MUNICIPAL TRUST


[GRAPHIC OMITTED]







                                                                   A MUTUAL FUND
                                                                   THAT SEEKS TO
                                                                  PROVIDE A HIGH
                                                                LEVEL OF CURRENT
                                                                  INCOME THAT IS
                                                             EXEMPT FROM FEDERAL
                                                           INCOME TAX CONSISTENT
                                                           WITH THE PRESERVATION
                                                       OF CAPITAL AND PRESCRIBED
                                               STANDARDS OF QUALITY AND MATURITY

STATEMENT OF ADDITIONAL INFORMATION     MORGAN STANLEY DEAN WITTER
                                        LIMITED TERM MUNICIPAL
May 30, 2000                            TRUST


--------------------------------------------------------------------------------

     This Statement of Additional Information is not a Prospectus. The Prospectus (dated May 30, 2000) for Morgan Stanley Dean Witter Limited Term Municipal Trust may be obtained without charge from the Fund at its address or telephone number listed below or from Dean Witter Reynolds at any of its branch offices.












Morgan Stanley Dean Witter Limited Term Municipal Trust
Two World Trade Center
New York, New York 10048
(800) 869-NEWS

TABLE OF CONTENTS
--------------------------------------------------------------------------------


I.    Fund History ..........................................................4

II.   Description of the Fund and Its Investments and Risks .................4

          A. Classification .................................................4

          B. Investment Strategies and Risks ................................4

          C. Fund Policies/Investment Restrictions ..........................9

III.  Management of the Fund ...............................................10

          A. Board of Trustees .............................................10

          B. Management Information ........................................11

          C. Compensation ..................................................15

IV.   Control Persons and Principal Holders of Securities ..................17

V.    Investment Management and Other Services .............................17

          A. Investment Manager ............................................17

          B. Principal Underwriter .........................................17

          C. Services Provided by the Investment Manager ...................18

          D. Rule 12b-1 Plan ...............................................19

          E. Other Service Providers .......................................20

          F. Codes of Ethics ...............................................20

VI.   Brokerage Allocation and Other Practices .............................21

          A. Brokerage Transactions ........................................21

          B. Commissions ...................................................21

          C. Brokerage Selection ...........................................21

          D. Directed Brokerage ............................................22

          E. Regular Broker-Dealers ........................................22

VII.  Capital Stock and Other Securities ...................................22

VIII. Purchase, Redemption and Pricing of Shares ...........................23

          A. Purchase/Redemption of Shares .................................23

          B. Offering Price ................................................23

IX.   Taxation of the Fund and Shareholders ................................24

X.    Underwriters .........................................................26

XI.   Calculation of Performance Data ......................................26

XII.  Financial Statements .................................................28

Appendix - Ratings of Investments ..........................................39


GLOSSARY OF SELECTED DEFINED TERMS
--------------------------------------------------------------------------------


     The terms defined in this glossary are frequently used in this Statement of Additional Information (other terms used occasionally are defined in the text of the document).

     "Custodian" - The Bank of New York is the Custodian of the Fund's assets.

     "Dean Witter Reynolds" - Dean Witter Reynolds Inc., a wholly-owned broker-dealer subsidiary of MSDW.

     "Distributor" - Morgan Stanley Dean Witter Distributors Inc., a wholly-owned broker-dealer subsidiary of MSDW.

     "Financial Advisors" - Morgan Stanley Dean Witter authorized financial services representatives.


     "Fund" - Morgan Stanley Dean Witter Limited Term Municipal Trust, a registered open-end investment company.


     "Independent Trustees" - Trustees who are not "interested persons" (as defined by the Investment Company Act) of the Fund.


     "Investment Manager" - Morgan Stanley Dean Witter Advisors Inc., a wholly-owned investment advisor subsidiary of MSDW.


     "Morgan Stanley & Co." - Morgan Stanley & Co. Incorporated, a wholly-owned broker-dealer subsidiary of MSDW.

     "Morgan Stanley Dean Witter Funds" - Registered investment companies (i) for which the Investment Manager serves as the investment advisor and (ii) that hold themselves out to investors as related companies for investment and investor services.

     "MSDW" - Morgan Stanley Dean Witter & Co., a preeminent global financial services firm.

     "MSDW Services Company" - Morgan Stanley Dean Witter Services Company Inc., a wholly-owned fund services subsidiary of the Investment Manager.

     "Transfer Agent" - Morgan Stanley Dean Witter Trust FSB, a wholly-owned transfer agent subsidiary of MSDW.

     "Trustees" - The Board of Trustees of the Fund.

I. FUND HISTORY
--------------------------------------------------------------------------------

     The Fund was organized as a Massachusetts business trust, under a Declaration of Trust, on February 25, 1993 with the name Dean Witter Limited Term Municipal Trust. Effective June 22, 1998, the Fund's name was changed to Morgan Stanley Dean Witter Limited Term Municipal Trust.

II. DESCRIPTION OF THE FUND AND ITS INVESTMENTS AND RISKS
--------------------------------------------------------------------------------

A. CLASSIFICATION

     The Fund is a no-load, open-end, diversified management investment company whose investment objective is to provide a high level of current income that is exempt from federal income tax, consistent with the preservation of capital and prescribed standards of quality and maturity.

B. INVESTMENT STRATEGIES AND RISKS

     The following discussion of the Fund's investment strategies and risks should be read with the sections of the Fund's Prospectus titled "Principal Investment Strategies," "Principal Risks," "Additional Investment Strategy Information," and "Additional Risk Information."

     TAXABLE SECURITIES. The Fund may invest in taxable money market instruments. Investments in taxable money market instruments would generally be made under any one of the following circumstances: (a) pending investment of proceeds of the sale of each of the Fund's shares or of portfolio securities,
(b) pending settlement of purchases of portfolio securities and (c) to maintain liquidity for the purpose of meeting anticipated redemptions.


     The types of taxable money market instruments in which the Fund may invest are limited to the following short-term fixed-income securities (maturing in one year or less from the time of purchase): (i) obligations of the United States Government, its agencies, instrumentalities or authorities; (ii) commercial paper rated P-1 by Moody's Investors Service, Inc. ("Moody's"), A-1 by Standard & Poor's Corporation ("S&P"), or AAA by Fitch IBCA, Inc. ("Fitch"); (iii) certificates of deposit of domestic banks with assets of $1 billion or more; and
(iv) repurchase agreements with respect to portfolio securities. The Fund's fixed-income investments may include zero coupon securities, which are purchased at a discount but make no payments until maturity.


     VARIABLE RATE AND FLOATING RATE OBLIGATIONS. The Fund may invest in Municipal Bonds and Municipal Notes ("Municipal Obligations") of the type called variable rate obligations. The interest rate payable on a variable rate obligation is adjusted either at predesignated periodic intervals or whenever there is a change in the market rate of interest on which the interest rate payable is based. Other features may include the right whereby the Fund may demand prepayment of the principal amount of the obligation prior to its stated maturity (a "demand feature") and the right of the issuer to prepay the principal amount prior to maturity. The principal benefit of a variable rate obligation is that the interest rate adjustment minimizes changes in the market value of the obligation. The principal benefit to the Fund of purchasing obligations with a demand feature is that liquidity, and the ability of the Fund to obtain repayment of the full principal amount of an obligation prior to maturity, is enhanced.

     LENDING OF PORTFOLIO SECURITIES. The Fund may lend portfolio securities to brokers, dealers and financial institutions provided that cash equal to at least 100% of the market value of the securities loaned is deposited by the borrower with the Fund and is maintained each business day in a segregated account pursuant to applicable regulations. The collateral value of the loaned securities will be marked-to-market daily. While such securities are on loan, the borrower will pay the Fund any income accruing thereon, and the Fund may invest the cash collateral in portfolio securities, thereby earning additional income. The Fund will not lend more than 25% of the value of the total assets of the Fund. Loans will be subject to termination by the Fund, in the normal settlement time, currently five business days after notice, or by the borrower on one day's notice. Borrowed securities must be returned when the loan is terminated. Any gain or loss in the market price of the borrowed securities which occurs during the term of the loan inures to the Fund and its shareholders. The Fund may pay reasonable finders, borrowers, administrative, and custodial fees in connection with a loan. The creditworthiness of firms to which the Fund lends its portfolio securities will be monitored on an ongoing basis.

     FUTURES CONTRACTS AND OPTIONS ON FUTURES. The Fund may purchase and sell futures with respect to financial instruments and municipal bond index futures. Futures may be used to seek to hedge against interest rate changes.The Fund may invest in financial futures contracts ("futures contracts") and related options thereon. These futures contracts and related options thereon may be used only as a hedge against anticipated interest rate changes. A futures contract sale creates an obligation by the Fund, as seller, to deliver the specific type of instrument called for in the contract at a specified future time for a specified price. A futures contract purchase would create an obligation by the Fund, as purchaser, to take delivery of the specific type of financial instrument at a specified future time at a specified price. The specific securities delivered or taken, respectively, at settlement date, would not be determined until on or near that date. The determination would be in accordance with the rules of the exchange on which the futures contract sale or purchase was effected.

     Although the terms of futures contracts specify actual delivery or receipt of securities, in most instances the contracts are closed out before the settlement date without the making or taking of delivery of the securities. Closing out of a futures contract is usually effected by entering into an offsetting transaction. An offsetting transaction for a futures contract sale is effected by the Fund entering into a futures contract purchase for the same aggregate amount of the specific type of financial instrument at the same delivery date. If the price in the sale exceeds the price in the offsetting purchase, the Fund is immediately paid the difference and thus realizes a gain. If the offsetting purchase price exceeds the sale price, the Fund pays the difference and realizes a loss. Similarly, the closing out of a futures contract purchase is effected by the Fund entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the Fund realizes a gain, and if the offsetting sale price is less than the purchase price, the Fund realizes a loss.

     Unlike a futures contract, which requires the parties to buy and sell a security on a set date, an option on a futures contract entitles its holder to decide on or before a future date whether to enter into such a contract (a long position in the case of a call option and a short position in the case of a put option). If the holder decides not to enter into the contract, the premium paid for the contract is lost. Since the value of the option is fixed as the point of sale, there are no daily payments of cash to reflect the change in the value of the underlying contract, as discussed below for futures contracts. The value of the option change is reflected in the net asset value of the particular Fund holding the options.

     The Fund is required to maintain margin deposits with brokerage firms through which it effects futures contracts and options thereon. The initial margin requirements vary according to the type of the underlying security. In addition, due to current industry practice, daily variations in gains and losses on open contracts are required to be reflected in cash in the form of variation margin payments. The Fund may be required to make additional margin payments during the term of the contract.

     Currently, futures contracts can be purchased on debt securities such as U.S. Treasury Bills and Bonds, U.S. Treasury Notes with maturities between 61/2 and 10 years, Certificates of the Government National Mortgage Association, Bank Certificates of Deposit and on a municipal bond index. The Fund may invest in interest rate futures contracts covering these types of financial instruments as well as in new types of contracts that become available in the future.

     Financial futures contracts are traded in an auction environment on the floors of several Exchanges - principally, the Chicago Board of Trade, the Chicago Mercantile Exchange and the New York Futures Exchange. Each Exchange guarantees performance under contract provisions through a clearing corporation, a nonprofit organization managed by the Exchange membership which is also responsible for handling daily accounting of deposits or withdrawals of margin. A risk in employing futures contracts may correlate imperfectly with the behavior of the cash prices of the Fund's portfolio securities. The correlation may be distorted by the fact that the futures market is dominated by short-term traders seeking to profit from the difference between a contract or security price objective and a short time period. The correlation may be further distorted since the futures contracts that are being used to hedge are not based on municipal obligations.

     FUTURES. If the Fund purchases or sells futures, its participation in these markets would subject the Fund's portfolio to certain risks. The Investment Manager's predictions of movements in the direction of interest rate markets may be inaccurate, and the adverse consequences to the Fund (e.g., a reduction in the Fund's net asset value or a reduction in the amount of income available for distribution) may leave the Fund in a worse position than if these strategies were not used. Other risks inherent in the use of futures include, for example, the possible imperfect correlation between the price of futures contracts and movements in the prices of the securities being hedged, and the possible absence of a liquid secondary market for any particular instrument. The risk of imperfect correlations may be increased by the fact that futures contracts in which the Fund may invest are taxable securities rather than tax-exempt securities. The prices of taxable securities may not move in a similar manner to prices of tax-exempt securities.


     Another risk is that the Fund's Investment Manager could be incorrect in its expectations as to the direction or extent of various interest rate movements or the time span within which the movements take place. For example, if the Fund sold futures contracts for the sale of securities in anticipation of an increase in interest rates, and the interest rates went down instead, causing bond prices to rise, the Fund would lose money on the sale. Put and call options on financial futures have characteristics similar to exchange traded options.


     In addition to the risks associated in investing in options on securities, there are particular risks associated with investing in options on futures. In particular, the ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid secondary market. It is not certain that such a market will develop.

     If the Fund maintains a short position in a futures contract or has sold a call option in a futures contract, it will cover this position by holding, in a segregated account maintained on the books of the Fund, cash, U.S. government securities or other liquid portfolio securities equal in value (when added to any initial or variation margin on deposit) to the market value of the securities underlying the futures contract or the exercise price of the option. Such a position may also be covered by owning the securities underlying the futures contract (in the case of a stock index futures contract a portfolio of securities substantially replicating the relevant index), or by holding a call option permitting the Fund to purchase the same contract at a price no higher than the price at which the short position was established.

     In addition, if the Fund holds a long position in a futures contract or has sold a put option on a futures contract, it will hold cash, U.S. government securities or other liquid portfolio securities equal to the purchase price of the contract or the exercise price of the put option (less the amount of initial or variation margin on deposit) in a segregated account maintained on the books of the Fund. Alternatively, the Fund could cover its long position by purchasing a put option on the same futures contract with an exercise price as high or higher than the price of the contract held by the Fund.

     The Fund may not enter into futures contracts or related options thereon if, immediately thereafter, the amount committed to margin plus the amount paid for option premiums exceeds 5% of the value of the Fund's total assets. The Fund may not purchase or sell futures contracts or related options thereon if, immediately thereafter, more than one-third of the Fund's net assets would be hedged.

     Municipal Bond Index Futures. The Fund may utilize municipal bond index futures contracts for hedging purposes. The strategies in employing such contracts will be similar to that discussed above with respect to financial futures and options thereon. A municipal bond index is a method of reflecting in a single number the market value of many different municipal bonds and is designed to be representative of the municipal bond market generally. The index fluctuates in response to changes in the market values of the bonds included within the index. Unlike futures contracts on particular financial instruments, transactions in futures on a municipal bond index will be settled in cash, if held until the close of trading in the contract. However, like any other futures contract, a position in the contract may be closed out by a purchase or sale of an offsetting contract for the same delivery month prior to expiration of the contract.

     Options. The Fund may purchase or sell (write) options on debt securities as a means of achieving additional return or hedging the value of the Fund's portfolio. The Fund may only buy options listed on national securities exchanges. The Fund will not purchase options if, as a result, the aggregate cost of all outstanding options exceeds 10% of the Fund's total assets.

     Presently there are no options on tax-exempt securities traded on national securities exchanges. The Fund will not invest in options on debt securities in the coming year or until such time as they become available on national securities exchanges.

     A call option is a contract that gives the holder of the option the right to buy from the writer of the call option, in return for a premium, the security underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option has the obligation, upon exercise of the option, to deliver the underlying security upon payment of the exercise price during the option period. A put option is a contract that gives the holder of the option the right to sell to the writer, in return for a premium, the underlying security at a specified price during the term of the option. The writer of the put has the obligation to buy the underlying security upon exercise, at the exercise price during the option period.

     The Fund may only write covered call or covered put options listed on national exchanges. The Fund may not write covered options in an amount exceeding 10% of the value of the total assets of the Fund. A call option is "covered" if the Fund owns the underlying security covered by the call or has an absolute and immediate right to acquire that security or futures contract without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Fund holds a call on the same security or futures contract as the call written, where the exercise price of the call held is (i) equal to or less than the exercise price of the call written or (ii) greater than the exercise price of the call written if the difference is maintained by the Fund in cash, Treasury bills or other liquid portfolio securities in a segregated account with its custodian. A put option is "covered" if the Fund maintains cash, Treasury bills or other liquid portfolio securities with a value equal to the exercise price in a segregated account with its custodian, or else holds a put on the same security or futures contract as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written.

     If the Fund has written an option, it may terminate its obligation by effecting a closing purchase transaction. This is accomplished by purchasing an option of the same series as the option previously written. However, once the Fund has been assigned an exercise notice, the Fund will be unable to effect a closing purchase transaction. Similarly, if the Fund is the holder of an option, it may liquidate its position by effecting a closing sale transaction. This is accomplished by selling an option of the same fund as the option previously purchased. There can be no assurance that either a closing purchase or sale transaction on behalf of the Fund can be effected when the Fund so desires.

     The Fund will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the option or is more than the premium paid to purchase the option; the Fund will realize a loss from a closing transaction if the price of the transaction is more than the premium received from writing the option or is less than the premium paid to purchase the option. Since call option prices generally reflect increases in the price of the underlying security, any loss resulting from the purchase of a call option may also be wholly or partially offset by unrealized appreciation of the underlying security. If a put option written by the Fund is exercised, the Fund may incur a loss equal to the difference between the exercise price of the option and the sum of the sale price of the underlying security plus the premiums received from the sale of the option. Other principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price and price volatility of the underlying security and the time remaining until the expiration date.

     An option position may be closed out only on an exchange which provides a secondary market for an option of the same series. Although the Fund will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option. In such event, it might not be possible to effect closing transactions in particular options, so that the Fund would have to exercise its options in order to realize any profit and would incur brokerage commission upon the exercise of call options and upon covered call option writer is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.

     REPURCHASE AGREEMENTS. The Fund may invest in repurchase agreements. When cash may be available for only a few days, it may be invested by the Fund in repurchase agreements until such time as it may otherwise be invested or used for payments of obligations of the Fund. These agreements, which may be viewed as a type of secured lending by the Fund, typically involve the acquisition by the Fund of debt securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that the Fund will sell back to the institution, and that the institution will repurchase, the underlying security serving as collateral at a specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. The collateral will be marked-to-market daily to determine that the value of the collateral, as specified in the agreement, does not decrease below the purchase price plus accrued interest. If such decrease occurs, additional collateral will be requested and, when received, added to the account to maintain full collateralization. The Fund will accrue interest from the institution until the time when the repurchase is to occur. Although this date is deemed by the Fund to be the maturity date of a repurchase agreement, the maturities of securities subject to repurchase agreements are not subject to any limits.

     While repurchase agreements involve certain risks not associated with direct investments in debt securities, the Fund follows procedures designed to minimize such risks. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions whose financial condition will be continually monitored by the Investment Manager subject to procedures established by the Trustees. In addition, as described above, the value of the collateral underlying the repurchase agreement will be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, the Fund will seek to liquidate such collateral. However, the exercising of the Fund's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. It is the current policy of the Fund not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid asset held by the Fund, amount to more than 15% of its net assets.

     WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. From time to time the Fund may purchase tax-exempt securities on a when-issued or delayed delivery basis. When these transactions are negotiated, the price is fixed at the time of the commitment, but delivery and payment can take place a month or more after the date of commitment. While the Fund will only purchase securities on a when-issued, delayed delivery with the intention of acquiring the securities, the Fund may sell the securities before the settlement date, if it is deemed advisable. The securities so purchased or sold are subject to market fluctuation and no interest or dividends accrue to the purchaser prior to the settlement date.

     At the time the Fund makes the commitment to purchase or sell securities on a when-issued, delayed delivery, it will record the transaction and thereafter reflect the value, each day, of such security purchased, or if a sale, the proceeds to be received, in determining its net asset value. At the time of delivery of the securities, their value may be more or less than the purchase or sale price. An increase in the percentage of the Fund's assets committed to the purchase of securities on a when-issued, delayed delivery may increase the volatility of its net asset value. The Fund will also establish a segregated account on the Fund's books in which it will continually maintain cash or cash equivalents or other liquid portfolio securities equal in value to commitments to purchase securities on a when-issued or delayed delivery basis.

     WHEN, AS AND IF ISSUED SECURITIES. The Fund may purchase securities on a "when, as and if issued" basis under which the issuance of the security depends upon the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring. The commitment for the purchase of any such security will not be recognized in the portfolio of the Fund until the Investment Manager determines that issuance of the security is probable. At that time, the Fund will record the transaction and, in determining its net asset value, will reflect the value of the security daily. At that time, the Fund will also establish a segregated account on the Fund's books in which it will maintain cash or cash equivalents or other liquid portfolio securities equal in value to recognized commitments for such securities.

     The value of the Fund's commitments to purchase the securities of any one issuer, together with the value of all securities of such issuer owned by the Fund, may not exceed 5% of the value of the Fund's total assets at the time the initial commitment to purchase such securities is made. An increase in the percentage of the Fund's assets committed to the purchase of securities on a "when, as and if issued" basis may increase the volatility of its net asset value. The Fund may also sell securities on a "when, as and if issued" basis provided that the issuance of the security will result automatically from the exchange or conversion of a security owned by the Fund at the time of sale.


C. FUND POLICIES/INVESTMENT RESTRICTIONS

     The investment objective, policies and restrictions listed below have been adopted by the Fund as fundamental policies. Under the Investment Company Act of 1940 (the "Investment Company Act"), a fundamental policy may not be changed without the vote of a majority of the outstanding voting securities of the Fund. The Investment Company Act defines a majority as the lesser of (a) 67% or more of the shares present at a meeting of shareholders, if the holders of 50% of the outstanding shares of the Fund are present or represented by proxy; or (b) more than 50% of the outstanding shares of the Fund. For purposes of the following restrictions: (i) all percentage limitations apply immediately after a purchase or initial investment; and (ii) any subsequent change in any applicable percentage resulting from market fluctuations or other changes in total or net assets does not require elimination of any security from the portfolio.

     In addition, for purposes of the following restrictions: (a) an "issuer" of a security is the entity whose assets and revenues are committed to the payment of interest and principal on that particular security, provided that the guarantee of a security will be considered a separate security and provided further that a guarantee of a security shall not be deemed a security issued by the guarantor if the value of all securities guaranteed by the guarantor and owned by the Fund does not exceed 10% of the value of the total assets of the Fund; (b) a "taxable security" is any security the interest on which is subject to federal income tax; and (c) all percentage limitations apply immediately after a purchase or initial investment, and any subsequent change in any applicable percentage resulting from market fluctuations or other changes in total or net assets does not require elimination of any security from the portfolio.

     The Fund will:

     1. Seek to provide a high level of current income that is exempt from federal income tax, consistent with the preservation of capital and prescribed standards of quality and maturity.

     The Fund may not:

     1. Invest more than 5% of the value of its total assets in securities of issuers having a record, together with predecessors, of less than three years of continuing operation. This restriction does not apply to obligations issued or guaranteed by the United States Government, its agencies or instrumentalities.

     2. With respect to 75% of its total assets, purchase securities of any issuer if, immediately thereafter, more than 5% of the value of its total assets are in the securities of any one issuer (other than obligations issued, or guaranteed by, the United States Government, its agencies or instrumentalities).

     3. With respect to 75% of its total assets, purchase more than 10% of all outstanding taxable debt securities of any one issuer (other than debt securities issued, or guaranteed as to principal and interest by, the United States Government, its agencies and instrumentalities).

     4.  Invest in common stock.

     5. Write, purchase or sell puts, calls, or combinations thereof, except for options on futures contracts or options on debt securities.

     6. Invest 25% or more of the value of its total assets in securities of issuers in any one industry. This restriction does not apply to obligations issued or guaranteed by the United States Government, its agencies or instrumentalities or to domestic bank obligations.

     7. Invest in securities of any issuer if, to the knowledge of the Fund, any officer or trustee of the Fund or any officer or director of the Investment Manager owns more than 1/2 of 1% of the outstanding securities of the issuer, and the officers, trustees and directors who own more than 1/2 of 1% own in the aggregate more than 5% of the outstanding securities of the issuer.

     8. Purchase or sell real estate or interests therein (including limited partnership interests), although the Fund may purchase securities secured by real estate or interests therein.

     9. Purchase or sell commodities except that the Fund may purchase financial futures contracts and related options in accordance with procedures adopted by the Trustees.

    10. Borrow money, except that the Fund may borrow from a bank for temporary or emergency purposes in amounts not exceeding 5% (taken at the lower of cost or current value) of the value of its total assets (including the amount borrowed) less its liabilities (not including any borrowings but including the fair market value at the time of computation of any senior securities then outstanding).

    11. Pledge its assets or assign or otherwise encumber them except to secure permitted borrowings. However, for the purpose of this restriction, collateral arrangements with respect to the writing of options and collateral arrangements with respect to initial margin for futures are not deemed to be pledges of assets and neither such arrangements nor the purchase or sale of futures are deemed to be the issuance of a senior security as set forth in restriction 9.

    12. Issue senior securities as defined in the Investment Company Act, except insofar as the Fund may be deemed to have issued a senior security by reason of: (a) entering into any repurchase agreement; (b) purchasing any securities on a when-issued or delayed delivery basis; or (c) borrowing money.

    13. Make loans of money or securities, except: (a) by the purchase of debt obligations; (b) by investment in repurchase agreements; and (c) by lending its portfolio securities.

    14.  Make short sales of securities.

    15. Purchase securities on margin, except for such short-term loans as are necessary for the clearance of purchases of portfolio securities.

    16. Engage in the underwriting of securities, except insofar as the Fund may be deemed an underwriter under the Securities Act in disposing of a portfolio security.

    17. Invest for the purpose of exercising control or management of any other issuer.

    18. Purchase oil, gas or other mineral leases, rights or royalty contracts, or exploration or development programs.

    19. Purchase securities of other investment companies, except in connection with a merger, consolidation, reorganization or acquisition of assets.

     Notwithstanding any other investment policy or restriction, the Fund may seek to achieve its investment objective by investing all or substantially all of its assets in another investment company having substantially the same investment objective and policies as the Fund.

III. MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

A. BOARD OF TRUSTEES

     The Board of Trustees of the Fund oversees the management of the Fund but does not itself manage the Fund. The Trustees review various services provided by or under the direction of the Investment Manager to ensure that the Fund's general investment policies and programs are properly carried out. The Trustees also conduct their review to ensure that administrative services are provided to the Fund in a satisfactory manner.

     Under state law, the duties of the Trustees are generally characterized as a duty of loyalty and a duty of care. The duty of loyalty requires a Trustee to exercise his or her powers in the interest of the Fund and not the Trustee's own interest or the interest of another person or organization. A Trustee satisfies his or her duty of care by acting in good faith with the care of an ordinarily prudent person and in a manner the Trustee reasonably believes to be in the best interest of the Fund and its shareholders.

B. MANAGEMENT INFORMATION


     TRUSTEES AND OFFICERS. The Board of the Fund consists of eight (8) Trustees. These same individuals also serve as directors or trustees for all of the Morgan Stanley Dean Witter Funds. Six Trustees (75% of the total number) have no affiliation or business connection with the Investment Manager or any of its affiliated persons and do not own any stock or other securities issued by the Investment Manager's parent company, MSDW. These are the "non-interested" or "independent" Trustees. The other two Trustees (the "management Trustees") are affiliated with the Investment Manager.

     The Trustees and executive officers of the Fund, their principal business occupations during the last five years and their affiliations, if any, with the Investment Manager, and with the Morgan Stanley Dean Witter Funds (there were 93 such Funds as of the calendar year ended December 31, 1999) are shown below.




 NAME, AGE, POSITION WITH FUND AND ADDRESS        PRINCIPAL OCCUPATIONS DURING LAST FIVE YEARS
-------------------------------------------   ----------------------------------------------------
Michael Bozic (59) ........................   Vice Chairman of Kmart Corporation (since
Trustee                                       December 1998); Director or Trustee of the Morgan
c/o Kmart Corporation                         Stanley Dean Witter Funds; formerly Chairman
3100 West Big Beaver Road                     and Chief Executive Officer of Levitz Furniture
Troy, Michigan                                Corporation (November 1995-November 1998) and
                                              President and Chief Executive Officer of Hills
                                              Department Stores (May 1991-July 1995); formerly
                                              variously Chairman, Chief Executive Officer,
                                              President and Chief Operating Officer (1987-1991) of
                                              the Sears Merchandise Group of Sears, Roebuck and
                                              Co.; Director of Weirton Steel Corporation.

Charles A. Fiumefreddo* (67) ..............   Chairman, Director or Trustee and Chief Executive
Chairman of the Board,                        Officer of the Morgan Stanley Dean Witter Funds;
Chief Executive Officer and Trustee           formerly Chairman, Chief Executive Officer and
Two World Trade Center                        Director of the Investment Manager, the Distributor
New York, New York                            and MSDW Services Company; Executive Vice
                                              President and Director of Dean Witter Reynolds;
                                              Chairman and Director of the Transfer Agent; formerly
                                              Director and/or officer of various MSDW subsidiaries
                                              (until June, 1998).



 NAME, AGE, POSITION WITH FUND AND ADDRESS         PRINCIPAL OCCUPATIONS DURING LAST FIVE YEARS
-------------------------------------------   -----------------------------------------------------
Edwin J. Garn (67) ........................   Director or Trustee of the Morgan Stanley Dean
Trustee                                       Witter Funds; formerly United States Senator
c/o Summit Ventures LLC                       (R-Utah) (1974-1992) and Chairman, Senate
1 Utah Center                                 Banking Committee (1980-1986); formerly Mayor
201 S. Main Street                            of Salt Lake City, Utah (1971-1974); formerly
Salt Lake City, Utah                          Astronaut, Space Shuttle Discovery (April 12-19,
                                              1985); Vice Chairman, Huntsman Corporation (chemical
                                              company); Director of Franklin Covey (time management
                                              systems), BMW Bank of North America, Inc. (industrial
                                              loan corporation), United Space Alliance (joint
                                              venture between Lockheed Martin and the Boeing
                                              Company) and Nuskin Asia Pacific (multilevel
                                              marketing); member of the Utah Regional Advisory
                                              Board of Pacific Corp.; member of the board of
                                              various civic and charitable organizations.

Wayne E. Hedien (66) ......................   Retired; Director or Trustee of the Morgan Stanley
Trustee                                       Dean Witter Funds; Director of The PMI Group, Inc.
c/o Mayer, Brown & Platt                      (private mortgage insurance); Trustee and Vice
Counsel to the Independent Trustees           Chairman of The Field Museum of Natural History;
1675 Broadway                                 formerly associated with the Allstate Companies
New York, New York                            (1966-1994), most recently as Chairman of The
                                              Allstate Corporation (March 1993-December 1994) and
                                              Chairman and Chief Executive Officer of its
                                              wholly-owned subsidiary, Allstate Insurance Company
                                              (July 1989-December 1994); director of various other
                                              business and charitable organizations.

Dr. Manuel H. Johnson (51) ................   Senior Partner, Johnson Smick International, Inc.,
Trustee                                       a consulting firm; Co-Chairman and a founder of
c/o Johnson Smick International, Inc.         the Group of Seven Council (G7C), an international
1133 Connecticut Avenue, N.W.                 economic commission; Chairman of the Audit
Washington, D.C.                              Committee and Director or Trustee of the Morgan
                                              Stanley Dean Witter Funds; Director of Greenwich
                                              Capital Markets, Inc. (broker-dealer), Independent
                                              Standards Board (private sector organization
                                              governing independence of auditors) and NVR, Inc.
                                              (home construction); Chairman and Trustee of the
                                              Financial Accounting Foundation (oversight
                                              organization of the Financial Accounting Standards
                                              Board); formerly Vice Chairman of the Board of
                                              Governors of the Federal Reserve System and Assistant
                                              Secretary of the U.S. Treasury.

Michael E. Nugent (64) ....................   General Partner, Triumph Capital, L.P., a private
Trustee                                       investment partnership; Chairman of the Insurance
c/o Triumph Capital, L.P.                     Committee and Director or Trustee of the Morgan
237 Park Avenue                               Stanley Dean Witter Funds; formerly Vice
New York, New York                            President, Bankers Trust Company and BT Capital
                                              Corporation (1984-1988); director of various business
                                              organizations.



  NAME, AGE, POSITION WITH FUND AND ADDRESS          PRINCIPAL OCCUPATIONS DURING LAST FIVE YEARS
---------------------------------------------   -----------------------------------------------------

Philip J. Purcell* (56) .....................   Chairman of the Board of Directors and Chief
Trustee                                         Executive Officer of MSDW, Dean Witter Reynolds
1585 Broadway                                   and Novus Credit Services Inc.; Director of the
New York, New York                              Distributor; Director or Trustee of the Morgan
                                                Stanley Dean Witter Funds; Director of American
                                                Airlines, Inc. and its parent company, AMR
                                                Corporation; Director and/or officer of various
                                                MSDW subsidiaries.

John L. Schroeder (69) ......................   Retired; Chairman of the Derivatives Committee
Trustee                                         and Director or Trustee of the Morgan Stanley
c/o Mayer, Brown & Platt                        Dean Witter Funds; Director of Citizens Utilities
Counsel to the Independent Trustees             Company (telecommunications, gas, electric and
1675 Broadway                                   water utilities company); formerly Executive Vice
New York, New York                              President and Chief Investment Officer of the
                                                Home Insurance Company (August 1991- September 1995).

Mitchell M. Merin (46) ......................   President and Chief Operating Officer of Asset
President                                       Management of MSDW (since December 1998);
Two World Trade Center                          President and Director (since April 1997) and Chief
New York, New York                              Executive Officer (since June, 1998) of the
                                                Investment Manager and MSDW
                                                Services Company; Chairman, Chief Executive Officer
                                                and Director of the Distributor (since June 1998);
                                                Chairman and Chief Executive Officer (since June
                                                1998) and Director (since January 1998) of the
                                                Transfer Agent; Director of various MSDW
                                                subsidiaries; President of the Morgan Stanley Dean
                                                Witter Funds (since May 1999); Trustee of various
                                                Van Kampen investment companies (since December
                                                1999); previously Chief Strategic Officer of the
                                                Investment Manager and MSDW Services Company and
                                                Executive Vice President of the Distributor (April
                                                1997-June, 1998), Vice President of the Morgan
                                                Stanley Dean Witter Funds (May 1997-April 1999),
                                                and Executive Vice President of Dean Witter,
                                                Discover & Co.

Barry Fink (45) .............................   General Counsel of Asset Management of MSDW
Vice President, Secretary and General Counsel   (since May 2000); Executive Vice President (since
Two World Trade Center                          December 1999) and Secretary and General
New York, New York                              Counsel (since February 1997) and Director (since
                                                July 1998) of the Investment Manager and MSDW
                                                Services Company; Vice President, Secretary and
                                                General Counsel of the Morgan Stanley Dean Witter
                                                Funds (since February 1997); Vice President and
                                                Secretary of the Distributor; previously, Senior
                                                Vice President (March 1997-December 1999), First
                                                Vice President,Assistant Secretary and Assistant
                                                General Counsel of the Investment Manager and MSDW
                                                Services Company.



 NAME, AGE, POSITION WITH FUND AND ADDRESS        PRINCIPAL OCCUPATIONS DURING LAST FIVE YEARS
-------------------------------------------   ----------------------------------------------------
Katherine H. Stromberg (51) ...............   Vice President of the Investment Manager; Vice
Vice President                                President of various Morgan Stanley Dean Witter
Two World Trade Center                        Funds.
New York, New York

Thomas F. Caloia (54) .....................   First Vice President and Assistant Treasurer of the
Treasurer                                     Investment Manager, the Distributor and MSDW
Two World Trade Center                        Services Company; Treasurer of the Morgan
New York, New York                            Stanley Dean Witter Funds.


----------
* Denotes Trustees who are "interested persons" of the Fund as defined by the Investment Company Act.



     In addition, Ronald E. Robison, Executive Vice President, Chief Administrative Officer and Director of the Investment Manager and MSDW Services Company, Robert S. Giambrone, Senior Vice President of the Investment Manager, MSDW Services Company, the Distributor and the Transfer Agent and Director of the Transfer Agent, Joseph J. McAlinden, Executive Vice President and Chief Investment Officer of the Investment Manager and Director of the Transfer Agent, Peter M. Avelar, Director of the High Yield Group, Jonathan R. Page, Director of the Money Market Group, and James F. Willison, Director of the Tax-Exempt Fixed Income Group, Senior Vice Presidents of the Investment Manager, and Joseph R. Arcieri and Gerard J. Lian, Vice Presidents of the Investment Manager, are Vice Presidents of the Fund.

     In addition, Marilyn K. Cranney, Todd Lebo, Lou Anne D. McInnis, Carsten Otto and Ruth Rossi, First Vice Presidents and Assistant General Counsels of the Investment Manager and MSDW Services Company, and Natasha Kassian, Assistant Vice President and Assistant General Counsel of the Investment Manager and MSDW Services Company, are Assistant Secretaries of the Fund.

     INDEPENDENT DIRECTORS/TRUSTEES AND THE COMMITTEES. Law and regulation establish both general guidelines and specific duties for the independent directors/trustees. The Morgan Stanley Dean Witter Funds seek as independent directors/trustees individuals of distinction and experience in business and finance, government service or academia; these are people whose advice and counsel are in demand by others and for whom there is often competition. To accept a position on the Funds' boards, such individuals may reject other attractive assignments because the Funds make substantial demands on their time. All of the independent directors/trustees serve as members of the Audit Committee. In addition, three of the directors/trustees, including two independent directors/trustees, serve as members of the Derivatives Committee and the Insurance Committee.

     The independent directors/trustees are charged with recommending to the full board approval of management, advisory and administration contracts, Rule 12b-1 plans and distribution and underwriting agreements; continually reviewing Fund performance; checking on the pricing of portfolio securities, brokerage commissions, transfer agent costs and performance, and trading among Funds in the same complex; and approving fidelity bond and related insurance coverage and allocations, as well as other matters that arise from time to time. The independent directors/trustees are required to select and nominate individuals to fill any independent director/trustee vacancy on the board of any Fund that has a Rule 12b-1 plan of distribution. Most of the Morgan Stanley Dean Witter Funds have a Rule 12b-1 plan.

     The Audit Committee is charged with recommending to the full board the engagement or discharge of the Fund's independent accountants; directing investigations into matters within the scope of the independent accountants' duties, including the power to retain outside specialists; reviewing with the independent accountants the audit plan and results of the auditing engagement; approving professional services provided by the independent accountants and other accounting firms prior to the performance of the services; reviewing the independence of the independent accountants; considering the range of audit and non-audit fees; reviewing the adequacy of the Fund's system of internal controls; and preparing and submitting Committee meeting minutes to the full board.

     The board of each Fund has a Derivatives Committee to approve parameters for and monitor the activities of the Fund with respect to derivative investments, if any, made by the Fund.

     Finally, the board of each Fund has formed an Insurance Committee to review and monitor the insurance coverage maintained by the Fund.

     ADVANTAGES OF HAVING SAME INDIVIDUALS AS INDEPENDENT DIRECTORS/TRUSTEES FOR ALL MORGAN STANLEY DEAN WITTER FUNDS. The independent directors/trustees and the Funds' management believe that having the same independent directors/trustees for each of the Morgan Stanley Dean Witter Funds avoids the duplication of effort that would arise from having different groups of individuals serving as independent directors/trustees for each of the Funds or even of sub-groups of Funds. They believe that having the same individuals serve as independent directors/trustees of all the Funds tends to increase their knowledge and expertise regarding matters which affect the Fund complex generally and enhances their ability to negotiate on behalf of each Fund with the Fund's service providers. This arrangement also precludes the possibility of separate groups of independent directors/trustees arriving at conflicting decisions regarding operations and management of the Funds and avoids the cost and confusion that would likely ensue. Finally, having the same independent directors/trustees serve on all Fund boards enhances the ability of each Fund to obtain, at modest cost to each separate Fund, the services of independent directors/trustees, of the caliber, experience and business acumen of the individuals who serve as independent directors/trustees of the Morgan Stanley Dean Witter Funds.


     TRUSTEE AND OFFICER INDEMNIFICATION. The Fund's Declaration of Trust provides that no Trustee, officer, employee or agent of the Fund is liable to the Fund or to a shareholder, nor is any Trustee, officer, employee or agent liable to any third persons in connection with the affairs of the Fund, except as such liability may arise from his/her or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his/her or its duties. It also provides that all third persons shall look solely to the Fund property for satisfaction of claims arising in connection with the affairs of the Fund. With the exceptions stated, the Declaration of Trust provides that a Trustee, officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the Fund.

C. COMPENSATION

     The Fund pays each Independent Trustee an annual fee of $800 plus a per meeting fee of $50 for meetings of the Board of Trustees, the Independent Trustees or Committees of the Board of Trustees attended by the Trustee (the Fund pays the Chairman of the Audit Committee an additional annual fee of $750, and the Chairmen of the Derivatives and Insurance Committees additional annual fees of $500). If a Board meeting and a meeting of the Independent Trustees or a Committee meeting, or a meeting of the Independent Trustees and/or more than one Committee meeting, take place on a single day, the Trustees are paid a single meeting fee by the Fund. The Fund also reimburses such Trustees for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. Trustees and officers of the Fund who are or have been employed by the Investment Manager or an affiliated company receive no compensation or expense reimbursement from the Fund for their services as Trustee.


     The following table illustrates the compensation that the Fund paid to its Independent Trustees for the fiscal year ended March 31, 2000.


                                FUND COMPENSATION


                                     AGGREGATE
                                   COMPENSATION
NAME OF INDEPENDENT TRUSTEE        FROM THE FUND
-------------------------------   --------------
Michael Bozic .................       $1,550
Edwin J. Garn .................        1,550
Wayne E. Hedien ...............        1,550
Dr. Manuel H. Johnson .........        2,425
Michael E. Nugent .............        2,133
John L. Schroeder .............        2,133

     The following table illustrates the compensation paid to the Fund's Independent Trustees for the calendar year ended December 31, 1999 for services to the 93 Morgan Stanley Dean Witter Funds that were in operation at December 31, 1999.


             CASH COMPENSATION FROM MORGAN STANLEY DEAN WITTER FUNDS



                                     TOTAL CASH
                                    COMPENSATION
                                   FOR SERVICES TO
                                      93 MORGAN
NAME OF                             STANLEY DEAN
INDEPENDENT TRUSTEE                 WITTER FUNDS
-------------------------------   ----------------
Michael Bozic .................       $134,600
Edwin J. Garn .................        138,700
Wayne E. Hedien ...............        138,700
Dr. Manuel H. Johnson .........        208,638
Michael E. Nugent .............        193,324
John L. Schroeder .............        193,324




     As of the date of this Statement of Additional Information, 55 of the Morgan Stanley Dean Witter Funds, including the Fund, have adopted a retirement program under which an independent director/ trustee who retires after serving for at least five years (or such lesser period as may be determined by the Board) as an independent director/trustee of any Morgan Stanley Dean Witter Fund that has adopted the retirement program (each such Fund referred to as an "Adopting Fund" and each such trustee referred to as an "Eligible Trustee") is entitled to retirement payments upon reaching the eligible retirement age (normally, after attaining age 72). Annual payments are based upon length of service.

     Currently, upon retirement, each Eligible Trustee is entitled to receive from the Adopting Fund, commencing as of his or her retirement date and continuing for the remainder of his or her life, an annual retirement benefit (the "Regular Benefit") equal to 30.22% of his or her Eligible Compensation plus 0.5036667% of such Eligible Compensation for each full month of service as an independent director/trustee of any Adopting Fund in excess of five years up to a maximum of 60.44% after ten years of service. The foregoing percentages may be changed by the board.(1) "Eligible Compensation" is one-fifth of the total compensation earned by such Eligible Trustee for service to the Adopting Fund in the five year period prior to the date of the Eligible Trustee's retirement. Benefits under the retirement program are accrued as expenses on the books of the Adopting Fund. Such benefits are not secured or funded by the Adopting Funds.

     The following table illustrates the retirement benefits accrued to the Fund's Independent Trustees by the Fund for the fiscal year ended March 31, 2000 and by the 55 Morgan Stanley Dean Witter Funds (including the Fund) for the calendar year ended December 31, 1999, and the estimated retirement benefits for the Independent Trustees, to commence upon their retirement, from the Fund as of the fiscal year ended March 31, 2000 and from the 55 Morgan Stanley Dean Witter Funds as of the calendar year ended December 31, 1999.

----------
(1) An Eligible Trustee may elect alternative payments of his or her retirement benefits based upon the combined life expectancy of the Eligible Trustee and his or her spouse on the date of such Eligible Trustee's retirement. In addition, the Eligible Trustee may elect that the surviving spouse's periodic payment of benefits will be equal to a lower percentage of the periodic amount when both spouses were alive. The amount estimated to be payable under this method, through the remainder of the later of the lives of the Eligible Trustee and spouse, will be the actuarial equivalent of the Regular Benefit.

  RETIREMENT BENEFITS FROM THE FUND AND ALL MORGAN STANLEY DEAN WITTER FUNDS



                                                                 RETIREMENT BENEFITS  ESTIMATED ANNUAL
                                                                     ACCRUED AS           BENEFITS
                                     FOR ALL ADOPTING FUNDS           EXPENSES       UPON RETIREMENT(1)
                                -------------------------------- ------------------- ------------------
                                    ESTIMATED
                                 CREDITED YEARS     ESTIMATED
                                  OF SERVICE AT   PERCENTAGE OF             BY ALL     FROM    FROM ALL
                                   RETIREMENT        ELIGIBLE     BY THE   ADOPTING     THE    ADOPTING
NAME OF INDEPENDENT TRUSTEE       (MAXIMUM 10)     COMPENSATION    FUND      FUNDS     FUND     FUNDS
------------------------------- ---------------- --------------- -------- ---------- -------- ---------
Michael Bozic .................        10              60.44%      $371    $20,933    $  907   $50,588
Edwin J. Garn .................        10              60.44        620     31,737       909    50,675
Wayne E. Hedien ...............         9              51.37        703     39,566       771    43,000
Dr. Manuel H. Johnson .........        10              60.44        289     13,129     1,360    75,520
Michael E. Nugent .............        10              60.44        534     23,175     1,209    67,209
John L. Schroeder .............         8              50.37        861     41,558       955    52,994


----------


(1) Based on current levels of compensation. Amount of annual benefits also varies depending on the Trustee's elections described in Footnote (1) on page 16 of this Statement of Additional Information.

IV. CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES
--------------------------------------------------------------------------------
     As of May 8, 2000, no person owned 5% or more of the outstanding shares of the Fund.


     As of the date of this Statement of Additional Information, the aggregate number of shares of beneficial interest of the Fund owned by the Fund's officers and Trustees as a group was less than 1% of the Fund's shares of beneficial interest outstanding.

V. INVESTMENT MANAGEMENT AND OTHER SERVICES
--------------------------------------------------------------------------------

A. INVESTMENT MANAGER


     The Investment Manager to the Fund is Morgan Stanley Dean Witter Advisors Inc., a Delaware corporation, whose address is Two World Trade Center, New York, NY 10048. The Investment Manager is a wholly-owned subsidiary of MSDW, a Delaware corporation. MSDW is a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services.


     Pursuant to an Investment Management Agreement (the "Management Agreement") with the Investment Manager, the Fund has retained the Investment Manager to provide administrative services and manage the investment of the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. The Fund pays the Investment Manager monthly compensation calculated daily by applying the annual rate of 0.50% to the net assets of the Fund determined as of the close of each business day.


     For the fiscal years ended March 31, 1998, 1999 and 2000, the Investment Manager accrued total compensation under the Management Agreement in the amounts of $281,962, $290,798 and $247,150 respectively.


     The Investment Manager has retained its wholly-owned subsidiary, MSDW Services Company, to perform administrative services for the Fund.

B. PRINCIPAL UNDERWRITER

     The Fund's principal underwriter is the Distributor (which has the same address as the Investment Manager). In this capacity, the Fund's shares are distributed by the Distributor. The Distributor has entered into a selected dealer agreement with Dean Witter Reynolds, which through its own sales organization sells shares of the Fund. In addition, the Distributor may enter into similar agreements with other selected broker-dealers. The Distributor, a Delaware corporation, is a wholly-owned subsidiary of MSDW.

     The Distributor bears all expenses it may incur in providing services under the Distribution Agreement. These expenses include the payment of commissions for sales of the Fund's shares and incentive compensation to Financial Advisors, the cost of educational and/or business-related trips, and educational and/or promotional and business-related expenses. The Distributor also pays certain expenses in connection with the distribution of the Fund's shares, including the costs of preparing, printing and distributing advertising or promotional materials, and the costs of printing and distributing prospectuses and supplements thereto used in connection with the offering and sale of the Fund's shares. The Fund bears the costs of initial typesetting, printing and distribution of prospectuses and supplements thereto to shareholders. The Fund also bears the costs of registering the Fund and its shares under federal and state securities laws and pays filing fees in accordance with state securities laws.


     The Fund and the Distributor have agreed to indemnify each other against certain liabilities, including liabilities under the Securities Act. Under the Distribution Agreement, the Distributor uses its best efforts in rendering services to the Fund, but in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations, the Distributor is not liable to the Fund or any of its shareholders for any error of judgment or mistake of law or for any act or omission or for any losses sustained by the Fund or its shareholders.


C. SERVICES PROVIDED BY THE INVESTMENT MANAGER


     The Investment Manager manages the investment of the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. The Investment Manager obtains and evaluates the information and advice relating to the economy, securities markets, and specific securities as it considers necessary or useful to continuously manage the assets of the Fund in a manner consistent with its investment objective.

     Under the terms of the Management Agreement, in addition to managing the Fund's investments, the Investment Manager maintains certain of the Fund's books and records and furnishes, at its own expense, the office space, facilities, equipment, clerical help, bookkeeping and certain legal services as the Fund may reasonably require in the conduct of its business, including the preparation of prospectuses, proxy statements and reports required to be filed with federal and state securities commissions (except insofar as the participation or assistance of independent accountants and attorneys is, in the opinion of the Investment Manager, necessary or desirable). In addition, the Investment Manager pays the salaries of all personnel, including officers of the Fund, who are employees of the Investment Manager. The Investment Manager also bears the cost of telephone service, heat, light, power and other utilities provided to the Fund.

     Expenses not expressly assumed by the Investment Manager under the Management Agreement or by the Distributor, will be paid by the Fund. These expenses include, but are not limited to: charges and expenses of any registrar, custodian, stock transfer and dividend disbursing agent; brokerage commissions; taxes; engraving and printing share certificates; registration costs of the Fund and its shares under federal and state securities laws; the cost and expense of printing, including typesetting, and distributing prospectuses of the Fund and supplements thereto to the Fund's shareholders; all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing of proxy statements and reports to shareholders; fees and travel expenses of Trustees or members of any advisory board or committee who are not employees of the Investment Manager or any corporate affiliate of the Investment Manager; all expenses incident to any dividend, withdrawal or redemption options; charges and expenses of any outside service used for pricing of the Fund's shares; fees and expenses of legal counsel, including counsel to the Trustees who are not interested persons of the Fund or of the Investment Manager (not including compensation or expenses of attorneys who are employees of the Investment Manager); fees and expenses of the Fund's independent accountants; membership dues of industry associations; interest on Fund borrowings; postage; insurance premiums on property or personnel (including officers and Trustees) of the Fund which inure to its benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification relating thereto); and all other costs of the Fund's operation.

     The Management Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, the Investment Manager is not liable to the Fund or any of its investors for any act or omission by the Investment Manager or for any losses sustained by the Fund or its investors.


     The Management Agreement will remain in effect from year to year, provided continuance of the Management Agreement is approved at least annually by the vote of the holders of a majority, as defined in the Investment Company Act, of the outstanding shares of the Fund, or by the Trustees; provided that in either event such continuance is approved annually by the vote of a majority of the Trustees including a majority of the Independent Trustees.



D. RULE 12b-1 PLAN

     In accordance with a Plan of Distribution pursuant to Rule 12b-1 under the Investment Company Act between the Fund and the Distributor (the "Plan"), the Distributor is authorized to use its own resources to finance certain activities in connection with the distribution of shares of the Fund.


     The Investment Manager pays a retention fee to Financial Advisors at an annual rate of 0.05% of the value of shares of the Fund sold after January 1, 2000 and held for at least one year. Shares purchased through the reinvestment of dividends will be eligible for a retention fee, provided that such dividends were earned on shares otherwise eligible for a retention fee payment. Shares owned in variable annuities, closed-end fund shares and shares held in 401(k) plans where the Transfer Agent or Dean Witter Reynolds' Retirement Plan Services is either recordkeeper or trustee are not eligible for a retention fee.

     For the first year only, the retention fee is paid on any shares of the Fund sold after January 1, 2000 and held by shareholders on December 31, 2000.

     The retention fees are paid by the Investment Manager from its own assets, which may include profits from investment management fees payable under the Management Agreement, as well as from borrowed funds.


     Under the Plan, the Distributor uses its best efforts in rendering services to the Fund, but in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations, the Distributor is not liable to the Fund or any of its shareholders for any error of judgment or mistake of law or for any act or omission or for any losses sustained by the Fund or its shareholders.

     Under the Plan, the Distributor provides the Fund, for review by the Trustees, and the Trustees review, promptly after the end of each fiscal quarter, a written report regarding the distribution expenses incurred on behalf of the Fund during such fiscal quarter, which report includes (1) an itemization of the types of expenses and the purposes therefore; (2) the amounts of such expenses; and (3) a description of the benefits derived by the Fund. In the Trustees' quarterly review of the Plan they consider its continued appropriateness and the level of compensation provided therein.

     No interested person of the Fund nor any Independent Trustee has any direct financial interest in the operation of the Plan except to the extent that the Distributor, the Investment Manager, Dean Witter Reynolds, MSDW Services Company or certain of their employees may be deemed to have such an interest as a result of benefits derived from the successful operation of the Plan or as a result of receiving a portion of the amounts expended thereunder by the Fund.

     On an annual basis, the Trustees, including a majority of the Independent Trustees, consider whether the Plan should be continued. Prior to approving the last continuation of the Plan, the Trustees requested and received from the Distributor and reviewed all the information which they deemed necessary to arrive at an informed determination. In making their determination to continue the Plan, the Trustees considered: (1) the Fund's experience under the Plan and whether such experience indicates that the Plan is operating as anticipated; (2) the benefits the Fund had obtained, was obtaining and would be likely to obtain under the Plan, including to enable the Fund to continue to grow and avoid a pattern of net redemptions which, in turn, are essential for effective investment management; and without the compensation to individual brokers and the reimbursement of distribution and account maintenance expenses of Dean Witter Reynolds's branch offices made possible by the Plan, Dean Witter Reynolds could not establish and maintain an effective system for distribution, servicing of Fund shareholders and maintenance of shareholder accounts; and (3) what services had been provided and were continuing to be provided under the Plan to the Fund and its shareholders. Based upon their review, the Trustees, including each of the Independent Trustees, determined that continuation of the Plan would be in the best interest of the Fund and would have a reasonable likelihood of continuing to benefit the Fund and its shareholders. In the Trustees' quarterly review of the Plan, they will consider its continued appropriateness and the level of compensation provided therein.

     The Plan may not be amended to increase materially the amount to be spent for the services described therein without approval by the shareholders of the Fund, and all material amendments to the Plan must also be approved by the Trustees in the manner described above. The Plan may be terminated at any time, without payment of any penalty, by vote of a majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities of the Fund (as defined in the Investment Company Act) on not more than thirty days' written notice to any other party to the Plan. So long as the Plan is in effect, the election and nomination of Independent Trustees shall be committed to the discretion of the Independent Trustees.

E. OTHER SERVICE PROVIDERS

     (1) TRANSFER AGENT/DIVIDEND-PAYING AGENT


     Morgan Stanley Dean Witter Trust FSB is the Transfer Agent for the Fund's shares and the Dividend Disbursing Agent for payment of dividends and distributions on Fund shares and Agent for shareholders under various investment plans. The principal business address of the Transfer Agent is Harborside Financial Center, Plaza Two, Jersey City, NJ 07311.


     (2) CUSTODIAN AND INDEPENDENT ACCOUNTANTS


     The Bank of New York, 100 Church Street, New York, NY 10007 is the Custodian for the Fund's assets. Any of the Fund's cash balances with the Custodian in excess of $100,000 are unprotected by federal deposit insurance. These balances may, at times, be substantial.

     PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, NY 10036, serves as the independent accountants of the Fund. The independent accountants are responsible for auditing the annual financial statements of the Fund.


     (3) AFFILIATED PERSONS

     The Transfer Agent is an affiliate of the Investment Manager, and of the Distributor. As Transfer Agent and Dividend Disbursing Agent, the Transfer Agent's responsibilities include maintaining shareholder accounts, disbursing cash dividends and reinvesting dividends, processing account registration changes, handling purchase and redemption transactions, mailing prospectuses and reports, mailing and tabulating proxies, processing share certificate transactions, and maintaining shareholder records and lists. For these services, the Transfer Agent receives a per shareholder account fee from the Fund and is reimbursed for its out-of-pocket expenses in connection with such services.


F. CODES OF ETHICS

     The Fund, the Investment Manager and Distributor have each adopted a Code of Ethics pursuant to rule 17j-1 under the Investment Company Act. The Codes of Ethics are designed to detect and prevent improper personal trading. The Codes of Ethics permit personnel subject to the Codes to invest in securities, including securities that may be purchased, sold or held by the Fund, subject to a number of restrictions and controls including prohibitions against purchases of securities in an Initial Public Offering and a preclearance requirement with respect to personal securities transactions.

VI. BROKERAGE ALLOCATION AND OTHER PRACTICES

--------------------------------------------------------------------------------

A. BROKERAGE TRANSACTIONS

     Subject to the general supervision of the Trustees, the Investment Manager is responsible for decisions to buy and sell securities for the Fund, the selection of brokers and dealers to effect the transactions, and the negotiation of brokerage commissions, if any. The Fund expects that the primary market for the securities in which it intends to invest will generally be the over-the-counter market. Securities are generally traded in the over-the-counter market on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. Options and futures transactions will usually be effected through a broker and a commission will be charged. The Fund also expects that securities will be purchased at times in underwritten offerings where the price includes a fixed amount of compensation, generally referred to as the underwriter's concession or discount. On occasion the Fund may also purchase certain money market instruments directly from an issuer, in which case no commissions or discounts are paid.


     During the fiscal years ended March 31, 1998, 1999 and 2000, the Fund paid no such brokerage commissions or concessions.


B. COMMISSIONS

     Pursuant to an order of the SEC, the Fund may effect principal transactions in certain money market instruments with Dean Witter Reynolds. The Fund will limit its transactions with Dean Witter Reynolds to U.S. Government and Government Agency Securities, Bank Money Instruments (i.e. Certificates of Deposit and Bankers' Acceptances) and Commercial Paper (not including Tax-Exempt Municipal Paper). The transactions will be effected with Dean Witter Reynolds only when the price available from Dean Witter Reynolds is better than that available from other dealers.


     During the fiscal years ended March 31, 1998, 1999 and 2000, the Fund did not effect any principal transactions with Dean Witter Reynolds.


     Brokerage transactions in securities listed on exchanges or admitted to unlisted trading privileges may be effected through Dean Witter Reynolds, Morgan Stanley & Co. and other affiliated brokers and dealers. In order for an affiliated broker or dealer to effect any portfolio transactions on an exchange for the Fund, the commissions, fees or other remuneration received by the affiliated broker or dealer must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time. This standard would allow the affiliated broker or dealer to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm's-length transaction. Furthermore, the Trustees, including the Independent Trustees, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to an affiliated broker or dealer are consistent with the foregoing standard. The Fund does not reduce the management fee it pays to the Investment Manager by any amount of the brokerage commissions it may pay to an affiliated broker or dealer.


     During the fiscal years ended March 31, 1998, 1999 and 2000, the Fund paid no brokerage commissions to an affiliated broker or dealer.


C. BROKERAGE SELECTION

     The policy of the Fund regarding purchases and sales of securities for its portfolio is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions.

     In seeking to implement the Fund's policies, the Investment Manager effects transactions with those brokers and dealers who the Investment Manager believes provide the most favorable prices and are capable of providing efficient executions. If the Investment Manager believes the prices and executions are obtainable from more than one broker or dealer, it may give consideration to placing portfolio transactions with those brokers and dealers who also furnish research and other services to the Fund or the Investment Manager. The services may include, but are not limited to, any one or more of the following: information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investment; wire services; and appraisals or evaluations of portfolio securities.

     The information and services received by the Investment Manager from brokers and dealers may be of benefit to the Investment Manager in the management of accounts of some of its other clients and may not in all cases benefit the Fund directly. While the receipt of such information and services is useful in varying degrees and would generally reduce the amount of research or services otherwise performed by the Investment Manager and thereby reduce its expenses, it is of indeterminable value and the Fund does not reduce the management fee it pays to the Investment Manager by any amount that may be attributable to the value of such services.

     Subject to the principle of obtaining best price and execution, the Investment Manager may consider a broker-dealer's sales of shares of the Fund as a factor in selecting from among those broker-dealers qualified to provide comparable prices and execution on the Fund's portfolio transactions. The Fund does not, however, require a broker-dealer to sell shares of the Fund in order for it to be considered to execute portfolio transactions, and will not enter into any arrangement whereby a specific amount or percentage of the Fund's transactions will be directed to a broker which sells shares of the Fund to customers. The Trustees review, periodically, the allocation of brokerage orders to monitor the operation of these policies.

     The Investment Manager currently serves as investment manager to a number of clients, including other investment companies, and may in the future act as investment manager or advisor to others. It is the practice of the Investment Manager to cause purchase and sale transactions to be allocated among the Fund and others whose assets it manages in such manner as it deems equitable. In making such allocations among the Fund and other client accounts, various factors may be considered, including the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and the opinions of the persons responsible for managing the portfolios of the Fund and other client accounts. In the case of certain initial and secondary public offerings, the Investment Manager utilizes a pro rata allocation process based on the size of the Morgan Stanley Dean Witter Funds involved and the number of shares available from the public offering.

D. DIRECTED BROKERAGE


     During the fiscal year ended March 31, 2000, the Fund did not pay any brokerage commissions to brokers because of research services provided.


E. REGULAR BROKER-DEALERS


     During the fiscal year ended March 31, 2000, the Fund did not purchase securities issued by brokers or dealers that were among the ten brokers or the ten dealers which executed transactions for or with the Fund in the largest dollar amounts during the year. At March 31, 2000, the Fund did not own any securities issued by any of such issuers.


VII. CAPITAL STOCK AND OTHER SECURITIES
--------------------------------------------------------------------------------
     The shareholders of the Fund are entitled to a full vote for each full share of beneficial interest held. The Fund is authorized to issue an unlimited number of shares of beneficial interest. All shares of beneficial interest of the Fund are of $0.01 par value and are equal as to earnings, assets and voting privileges.

     The Fund's Declaration of Trust permits the Trustees to authorize the creation of additional series of shares (the proceeds of which would be invested in separate, independently managed portfolios) and additional Classes of shares within any series. The Trustees have not presently authorized any such additional series or Classes of shares other than as set forth in the Prospectus.

     The Fund is not required to hold annual meetings of shareholders and in ordinary circumstances the Fund does not intend to hold such meetings. The Trustees may call special meetings of shareholders for action by shareholder vote as may be required by the Investment Company Act or the Declaration of Trust. Under certain circumstances, the Trustees may be removed by the actions of the Trustees. In addition, under certian circumstances, the shareholders may call a meeting to remove the Trustees and the Fund is required to provide assistance in communicating with shareholders about such a meeting. The voting rights of shareholders are not cumulative, so that holders of more than 50 percent of the shares voting can, if they choose, elect all Trustees being selected, while the holders of the remaining shares would be unable to elect any Trustees.


     Under Massachusetts law, shareholders of a business trust may, under certain limited circumstances, be held personally liable as partners for the obligations of the Fund. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Fund, requires that notice of such Fund obligations include such disclaimer, and provides for indemnification out of the Fund's property for any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations. Given the above limitations on shareholder personal liability, and the nature of the Fund's assets and operations, the possibility of the Fund being unable to meet its obligations is remote and thus, in the opinion of Massachusetts counsel to the Fund, the risk to Fund shareholders of personal liability is remote.

     All of the Trustees have been elected by the shareholders of the Fund, most recently at a Special Meeting of Shareholders held on May 21, 1997. The Trustees themselves have the power to alter the number and the terms of office of the Trustees (as provided for in the Declaration of Trust), and they may at any time lengthen or shorten their own terms or make their terms of unlimited duration and appoint their own successors, provided that always at least a majority of the Trustees has been elected by the shareholders of the Fund.

VIII. PURCHASE, REDEMPTION AND PRICING OF SHARES
--------------------------------------------------------------------------------

A. PURCHASE/REDEMPTION OF SHARES

     Information concerning how Fund shares are offered to the public (and how they are redeemed and exchanged) is provided in the Fund's Prospectus.

     TRANSFER AGENT AS AGENT. With respect to the redemption or repurchase of Fund shares, the application of proceeds to the purchase of new shares in the Fund or any other Morgan Stanley Dean Witter Funds and the general administration of the exchange privilege, the Transfer Agent acts as agent for the Distributor and for the shareholder's authorized broker-dealer, if any, in the performance of such functions. With respect to exchanges, redemptions or repurchases, the Transfer Agent shall be liable for its own negligence and not for the default or negligence of its correspondents or for losses in transit. The Fund shall not be liable for any default or negligence of the Transfer Agent, the Distributor or any authorized broker-dealer.

     The Distributor and any authorized broker-dealer have appointed the Transfer Agent to act as their agent in connection with the application of proceeds of any redemption of Fund shares to the purchase of shares of any other Morgan Stanley Dean Witter Fund and the general administration of the exchange privilege. No commission or discounts will be paid to the Distributor or any authorized broker-dealer for any transaction pursuant to the exchange privilege.

B. OFFERING PRICE

     The price of Fund shares, called "net asset value," is based on the value of the Fund's portfolio securities.

     Portfolio securities (other than short-term debt securities and futures and options) are valued for the Fund by an outside independent pricing service approved by the Board of Trustees. The pricing service has informed the Fund that in valuing the Fund's portfolio securities it uses both a computerized grid matrix of tax-exempt securities and evaluations by its staff, in each case based on information concerning market transactions and quotations from dealers which reflect the bid side of the market each day. The Fund's portfolio securities are thus valued by reference to a combination of transactions and quotations for the same or other securities believed to be comparable in quality, coupon, maturity, type of issue, call provisions, trading characteristics and other features deemed to be relevant. The Board of Trustees believes that timely and reliable market quotations are generally not readily available to the Fund for purposes of valuing tax-exempt securities and that the valuations supplied by the pricing service, using the procedures outlined above and subject to periodic review, are more likely to approximate the fair value of such securities. The Investment Manager will periodically review and evaluate the procedures, methods and quality of services provided by the pricing service then being used by the Fund and may, from time to time, recommend to the Board of Trustees the use of other pricing services or discontinuance of the use of any pricing service in whole or part. The Board may determine to approve such recommendation or take other provisions for pricing of the Fund's portfolio securities.

     Short-term taxable debt securities with remaining maturities of 60 days or less at time of purchase are valued at amortized cost, unless the Board determines such does not reflect the securities' market value, in which case these securities will be valued at their fair value as determined by the Board of Trustees. Other taxable short-term debt securities with maturities of more than 60 days will be valued on a mark to market basis until such time as they reach a maturity of 60 days, whereupon they will be valued at amortized cost using their value on the 61st day unless the Trustees determine such does not reflect the securities' fair value, in which case these securities will be valued at their fair market value as determined by the Board of Trustees.

     Listed options on debt securities are valued at the latest sale price on the exchange on which they are listed unless no sales of such options have taken place that day, in which case, they will be valued at the mean between their closing bid and asked prices. Unlisted options on debt securities are valued at the mean between their latest bid and asked price. Futures are valued at the latest sale price on the commodities exchange on which they trade unless the Board of Trustees determines that such price does not reflect their fair value, in which case they will be valued at their fair market value as determined by the Board of Trustees. All other securities and other assets are valued at their fair value as determined in good faith under procedures established by and under the supervision of the Board of Trustees.


IX. TAXATION OF THE FUND AND SHAREHOLDERS
--------------------------------------------------------------------------------


     The Fund generally will make three basic types of distributions: tax exempt dividends, ordinary dividends and long-term capital gain distributions. These types of distributions are reported differently on a shareholder's income tax return and they are also subject to different rates of tax. The tax treatment of the investment activities of the Fund will affect the amount and timing and character of the distributions made by the Fund. Shareholders are urged to consult their own tax professionals regarding specific questions as to federal, state or local taxes.

     INVESTMENT COMPANY TAXATION. The Fund intends to remain qualified as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986. As such, the Fund will not be subject to federal income tax on its net investment income and capital gains, if any, to the extent that it distributes such income and capital gains to its shareholders.

     The Fund generally intends to distribute sufficient income and gains so that the Fund will not pay corporate income tax on its earnings. The Fund also generally intends to distribute to its shareholders in each calendar year a sufficient amount of ordinary income and capital gains to avoid the imposition of a 4% excise tax. However, the Fund may instead determine to retain all or part of any ordinary income or capital gains in any year for reinvestment. In such event, the Fund will pay federal income tax (and possibly excise tax) on such retained gains.

     Gains or losses on sales of securities by the Fund will be long-term capital gains or losses if the securities have a tax holding period of more than one year. Gains or losses on the sale of securities with a tax holding period of one year or less will be short-term gains or losses.

     In computing net investment income, the Fund will amortize any premiums and original issue discounts on securities owned, if applicable. Capital gains or losses realized upon sale or maturity of such securities will be based on their amortized cost.

     All or a portion of any of the Fund's gain from tax-exempt obligations purchased at a market discount may be treated as ordinary income rather than capital gain.

     From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on municipal securities. Similar proposals may be introduced in the future. If such a proposal were enacted, the availability of municipal securities for investment by the Fund could be affected. In that event, the Fund would re-evaluate its investment objective and policies.

     TAXATION OF DIVIDENDS AND DISTRIBUTIONS. The Fund intends to qualify to pay "exempt-interest dividends" to its shareholders by maintaining, as of the close of each of its taxable years, at least 50% of the value of its assets in tax-exempt securities. An obligation shall be considered a tax-exempt security only if, in the opinion of bond counsel, the interest payable thereon is exempt from federal income tax. An exempt-interest dividend is that part of the dividend distributions made by the Fund which consists of interest received by the Fund on tax-exempt securities upon which the shareholder incurs no federal income taxes. Exempt-interest dividends are included, however, in determining what portion, if any, of a person's Social Security benefits are subject to federal income tax.

     The Fund intends to invest a portion of its assets in certain "private activity bonds". As a result, a portion of the exempt-interest dividends paid by the Fund will be an item of tax preference to shareholders subject to the alternative minimum tax. Certain corporations which are subject to the alternative minimum tax may also have to include exempt-interest dividends in calculating their alternative minimum taxable income in situations where the "adjusted current earnings" of the corporation exceeds its alternative minimum taxable income.

     Shareholders will be subject to federal income tax on dividends paid from interest income derived from taxable securities and on distributions of net short-term capital gains. Such dividends and distributions are taxable to the shareholder as ordinary dividend income regardless of whether the shareholder receives such distributions in additional shares or in cash. Distributions of long-term capital gains, if any, are taxable as long-term capital gains, regardless of how long the shareholder has held the Fund shares and regardless of whether the distribution is received in additional shares or in cash. Since the Fund's income is expected to be derived entirely from interest rather than dividends, it is anticipated that no portion of such dividend distributions will be eligible for the federal dividends received deduction available to corporations.

     Shareholders are generally taxed on any ordinary dividend or capital gain distributions from the Fund in the year they are actually distributed. However, if any such dividends or distributions are declared in October, November or December and paid in January then such amounts will be treated for tax purposes as received by the shareholders on December 31, to shareholders of record of such month.


     Shareholders who are not citizens or residents of the United States and certain foreign entities may be subject to withholding of United States tax on distributions made by the Fund of any ordinary dividends.

     After the end of each calendar year, shareholders will be sent information on their dividends and capital gain distributions for tax purposes, including the portion taxable as ordinary income, the portion taxable as long-term capital gains and the percentage of any distributions which constitute an item of tax preference for purposes of the alternative minimum tax.


     PURCHASES AND REDEMPTIONS AND EXCHANGES OF FUND SHARES. Any dividend or capital gains distribution received by a shareholder from the Fund will have the effect of reducing the net asset value of the shareholder's stock in the Fund by the exact amount of the dividend or capital gains distribution. Furthermore, capital gains distributions and some portion of the dividends may be subject to federal income taxes. If the net asset value of the shares should be reduced below a shareholder's cost as a result of the payment of dividends or the distribution of realized long-term capital gains, such payment or distribution would be in part a return of the shareholder's investment but nonetheless would be taxable to the shareholder. Therefore, an investor should consider the tax implications of purchasing Fund shares immediately prior to a distribution record date.


     In general, a sale of shares results in capital gain or loss, and for individual shareholders, is taxable at a federal rate dependent upon the length of time the shares were held. A redemption of a shareholder's Fund shares is normally treated as a sale for tax purposes. Fund shares held for a period of one year or less will, for tax purposes, generally result in short-term gains or losses and those held for more than one year generally result in long-term gain or loss. Under current law, the maximum tax rate on long-term capital gains realized by non-corporate shareholders is 20%.

     Any loss realized by shareholders upon a sale or redemption of shares within six months of the date of their purchase will be treated as a long-term capital loss to the extent of any distributions of net long-term capital gains with respect to such shares during the six-month period. If a shareholder of the Fund receives exempt-interest dividends with respect to any share and if such share is held by the shareholder for six months or less, then any loss on the sale or redemption of such share may, to the extent of such exempt-interest dividends, be disallowed.


     Gain or loss on the sale or redemption of shares in the Fund is measured by the difference between the amount received and the tax basis of the shares. Shareholders should keep records of investments made (including shares acquired through reinvestment of dividends and distributions) so they can compute the tax basis of their shares. Under certain circumstances a shareholder may compute and use an average cost basis in determining the gain or loss on the sale or redemption of shares.

     Exchanges of Fund shares for shares of another fund, including shares of other Morgan Stanley Dean Witter Funds, are also subject to similar tax treatment. Such an exchange is treated for tax purposes as a sale of the original shares in the first fund, followed by the purchase of shares in the second fund.

     If a shareholder realizes a loss on the redemption or exchange of a fund's shares and reinvests in that fund's shares within 30 days before or after the redemption or exchange, the transactions may be subject to the "wash sale" rules, resulting in a postponement of the recognition of such loss for tax purposes.


OTHER CONSIDERATIONS


     Interest on indebtedness incurred by shareholders to purchase or carry shares of the Fund is not deductible. Furthermore, entities or persons who are "substantial users" (or related persons) of facilities financed by industrial development bonds should consult their tax advisers before purchasing shares of the Fund. "Substantial user" is defined generally by Income Tax Regulation 1.103-11(b) as including a "non-exempt person" who regularly uses in a trade or business a part of a facility financed from the proceeds of industrial development bonds.

X. UNDERWRITERS
--------------------------------------------------------------------------------


     The Fund's shares are offered to the public on a continuous basis. The Distributor, as the principal underwriter of the shares, has certain obligations under the Distribution Agreement concerning the distribution of the shares. These obligations and the compensation the Distributor receives are described above in the sections titled "Principal Underwriter" and "Rule 12b-1 Plan."

XI. CALCULATION OF PERFORMANCE DATA
--------------------------------------------------------------------------------


     From time to time the Fund may quote its "yield" and/or its "total return" in advertisements and sales literature. Yield is calculated for any 30-day period as follows: the amount of interest income for each security in the Fund's portfolio is determined as described below; the total for the entire portfolio constitutes the Fund's gross income for the period. Expenses accrued during the period are subtracted to arrive at "net investment income." The resulting amount is divided by the product of the maximum offering price per share on the last day of the period (reduced by any undeclared earned income per share that is expected to be declared shortly after the end of the period) multiplied by the average number of Fund shares outstanding during the period that were entitled to dividends. This amount is added to 1 and raised to the sixth power. 1 is then subtracted from the result and the difference is multiplied by 2 to arrive at the annualized yield.

     To determine interest income from debt obligations, a yield-to-maturity, expressed as a percentage, is determined for obligations held at the beginning of the period, based on the current market value of the security plus accrued interest, generally as of the end of the month preceding the 30-day period, or, for obligations purchased during the period, based on the cost of the security (including accrued interest). The yield-to-maturity is multiplied by the market value (plus accrued interest) for each security and the result is divided by 360 and multiplied by 30 days or the number of days the security was held during the period, if less. Modifications are made for determining yield-to-maturity on certain tax-exempt securities. For the 30-day period ended March 31, 2000, the Fund's yield, calculated pursuant to the formula described above was 4.10%.

     The Fund may also quote a "tax-equivalent yield" determined by dividing the tax-exempt portion of quoted yield by 1 minus the stated income tax rate and adding the result to the portion of the yield that is not tax-exempt. The Fund's tax-equivalent yield, based upon a Federal personal income tax bracket of 39.6% for the 30-day period ended March 31, 2000 was 6.79% based upon the yield calculated above.

     The Fund's "average annual total return" represents an annualization of the Fund's total return over a particular period and is computed by finding the annual percentage rate which will result in the ending redeemable value of a hypothetical $1,000 investment made at the beginning of a one, five or ten year period, or for the period from the date of commencement of the Fund's operations, if shorter than any of the foregoing. For the purpose of this calculation, it is assumed that all dividends and distributions are reinvested. The formula for computing the average annual total return involves a percentage obtained by dividing the ending redeemable value by the amount of the initial investment, taking a root of the quotient (where the root is equivalent to the number of years in the period) and subtracting 1 from the result. The average annual total returns of the Fund for the one and five year periods ended March 31, 2000 and for the period July 12, 1993 (commencement of operations) through March 31, 2000 were 0.08%, 4.86% and 4.03%, respectively.

     In addition, the Fund may compute its aggregate total return for specified periods by determining the aggregate percentage rate which will result in the ending value of a hypothetical $1,000 investment made at the beginning of the period. For the purpose of this calculation, it is assumed that all dividends and distributions are reinvested. The formula for computing aggregate total return involves a percentage obtained by dividing the ending value by the initial $1,000 investment and subtracting 1 from the result. Based on the foregoing calculation, the Fund's total returns for the one and five year periods ended March 31, 2000 and for the period July 12, 1993 (commencement of operations) through March 31, 2000 were 0.08%, 26.78% and 30.43%, respectively.

     The Fund may also advertise the growth of hypothetical investments of $10,000, $50,000 and $100,000 in shares of the Fund by adding 1 to the Fund's aggregate total return to date and multiplying by $10,000, $50,000 or $100,000, respectively. Investments of $10,000, $50,000 and $100,000 in the Fund since inception would have grown to $13,043, $65,215, and $130,430, respectively, at March 31, 2000.

     The Fund from time to time may also advertise its performance relative to certain performance rankings and indices compiled by recognized organizations.

XII. FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

     Experts. The financial statements of the Fund for the fiscal year ended March 31, 2000 included in this Statement of Additional Information and incorporated by reference in the Prospectus have been so included and incorporated in reliance on the report of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.


                                   * * * * *

     This Statement of Additional Information and the Prospectus do not contain all of the information set forth in the Registration Statement the Fund has filed with the SEC. The complete Registration Statement may be obtained from the SEC.

MORGAN STANLEY DEAN WITTER LIMITED TERM MUNICIPAL TRUST
PORTFOLIO OF INVESTMENTS March 31, 2000


 PRINCIPAL
 AMOUNT IN                                                                                  COUPON    MATURITY
 THOUSANDS                                                                                   RATE       DATE          VALUE
------------------------------------------------------------------------------------------------------------------------------
            TAX-EXEMPT MUNICIPAL BONDS (87.1%)
            General Obligation (15.8%)
            Connecticut,
 $   1,000    1998 Ser C ................................................................. 5.25 %    10/15/11    $ 1,012,900
     1,000    1998 Ser C ................................................................. 5.25      10/15/12      1,006,410
     1,000  Chicago, Illinois, Emergency Telephone Refg (FGIC) ........................... 5.00      01/01/09        987,380
     1,000  New Hampshire, Refg Ser 1998 A ............................................... 5.25      10/01/10      1,009,650
     1,000  Massillon City School District, Ohio, Refg Ser 1994 (AMBAC) .................. 4.70      12/01/05        988,780
       500  Puerto Rico, Public Improvement Ser 1998 ..................................... 5.25      07/01/10        503,900
     1,500  Knox County, Tennessee, Public Improvement Ser 1998 .......................... 5.25      04/01/13      1,490,235
 ---------                                                                                                       -----------
     7,000                                                                                                         6,999,255
 ---------                                                                                                       -----------
            Educational Facilities Revenue (6.8%)
     1,000  University of Delaware, Ser 1993 ............................................. 4.90      11/01/02      1,004,770
     2,000  University of Minnesota, Ser 1993 A .......................................... 4.80      08/15/03      1,995,580
 ---------                                                                                                       -----------
     3,000                                                                                                         3,000,350
 ---------                                                                                                       -----------
            Electric Revenue (11.9%)
     1,000  Salt River Project Agricultural Improvement & Power District, Arizona,
              Refg Ser 1993 B ............................................................ 4.75      01/01/03      1,000,700
     1,505  Wyandotte County/Kansas City, Kansas, Utility Refg Ser 1998 (MBIA) ........... 5.125     09/01/13      1,470,265
     1,000  Long Island Power Authority, Ser 1998 B (MBIA) ............................... 5.125     04/01/11        989,650
     1,820  San Antonio, Texas, Electric & Gas Refg Ser 1994 ............................. 4.70      02/01/05      1,793,319
 ---------                                                                                                       -----------
     5,325                                                                                                         5,253,934
 ---------                                                                                                       -----------
            Hospital Revenue (4.5%)
     1,000  Maryland Health & Higher Educational Facilities Authority, Medlantic/Helix
              Ser 1998 A (FSA) ............................................................ 5.25      08/15/12     1,001,460
     1,000  Fairfax County Industrial Development Authority, Virginia, Inova Health
              Refg Ser 1993 A ............................................................ 4.70      08/15/04        977,560
 ---------                                                                                                       -----------
     2,000                                                                                                         1,979,020
 ---------                                                                                                       -----------

            Industrial Development/Pollution Control Revenue (6.7%)
     1,000  Massachusetts Industrial Finance Agency, Eastern Edison Co Refg Ser 1993       5.875     08/01/08        972,980
     2,000  Greenwood, Wisconsin, Land O'Lakes Inc (AMT) ................................. 5.50      09/01/03      1,979,400
 ---------                                                                                                       -----------
     3,000                                                                                                         2,952,380
 ---------                                                                                                       -----------
            Mortgage Revenue - Multi-Family (2.3%)
     1,000  Wisconsin Housing & Economic Development Authority, Ser 1993 B (AMT)           5.10      11/01/03        996,530
 ---------                                                                                                       -----------
            Mortgage Revenue - Single Family (6.5%)
     1,000  Connecticut Housing Finance Authority, 1993 Subser F-1 ....................... 4.90      05/15/04        996,700
     2,000  Maryland Department of Housing & Community Development, 1999
              Third Ser (AMT) ............................................................ 4.40      04/01/07      1,896,760
 ---------                                                                                                       -----------
     3,000                                                                                                         2,893,460
 ---------                                                                                                       -----------
            Public Facilities Revenue (1.1%)
       500  Michigan Building Authority, Refg 1998 Ser 1 ................................. 5.25      10/15/13        494,740
 ---------                                                                                                       -----------

                       See Notes to Financial Statements

MORGAN STANLEY DEAN WITTER LIMITED TERM MUNICIPAL TRUST
PORTFOLIO OF INVESTMENTS March 31, 2000, continued


 PRINCIPAL
 AMOUNT IN                                                                                  COUPON    MATURITY
 THOUSANDS                                                                                   RATE       DATE           VALUE
------------------------------------------------------------------------------------------------------------------------------
            Resource Recovery Revenue (6.8%)
 $  1,000   Hempstead Industrial Development Agency, New York, American
              REF-FUEL Co of Hempstead Ser 1997 (MBIA) ................................... 5.00 %     12/01/09    $   982,650
    2,000   Northeast Maryland Waste Disposal Authority, Montgomery County
              Ser 1993 A (AMT) ........................................................... 5.50       07/01/01      2,017,120
 --------                                                                                                         -----------
    3,000                                                                                                           2,999,770
 --------                                                                                                         -----------
            Student Loan Revenue (4.5%)
    2,000   Montana Higher Education Student Assistance Corporation, Senior
 --------     Ser 1993 B (AMT) ........................................................... 5.10       12/01/01      2,013,860
                                                                                                                  -----------
            Transportation Facilities Revenue (6.7%)
    1,000   Delaware River & Bay Authority, Delaware & New Jersey, Ser 1993+ ............. 4.50       01/01/04        987,730
    1,000   Washington Metropolitan Area Transit Authority, District of Columbia,
              Maryland and Virginia, Refg Ser 1993 (FGIC)++ .............................. 4.90       01/01/05        998,330
    1,000   Houston, Texas, Airport Sub Lien 1998 Ser B (AMT) (FGIC) ..................... 5.25       07/01/12        976,970
 --------                                                                                                         -----------
    3,000                                                                                                           2,963,030
 --------                                                                                                         -----------
            Water & Sewer Revenue (13.5%)
    1,000   Atlanta, Georgia, Water & Wastewater Ser 1999 A (FGIC) ....................... 5.50       11/01/11      1,031,080
    1,000   Honolulu City & County, Hawaii, Wastewater Jr Ser 1998 (FGIC) ................ 5.25       07/01/13        986,780
    1,000   Massachusetts Water Resources Authority, Ser 1993 C .......................... 5.25       12/01/06      1,015,090
      960   New York City Municipal Water Finance Authority, New York, Ser 1994 B ........ 5.125      06/15/04        966,595
    1,000   Pittsburgh Water & Sewer Authority, Pennsylvania, Refg Ser 1993 A (FGIC)       4.60       09/01/03        990,880
    1,000   Southeastern Public Service Authority, Virginia, Regional Solid Waste Refg
              Ser 1993 A (MBIA) .......................................................... 4.70       07/01/04        991,050
 --------                                                                                                         -----------
    5,960                                                                                                           5,981,475
 --------                                                                                                         -----------
   38,785   TOTAL TAX-EXEMPT MUNICIPAL BONDS (Identified Cost $39,439,267) ...............                         38,527,804
 --------                                                                                                         -----------
            SHORT-TERM TAX-EXEMPT MUNICIPAL OBLIGATIONS (11.3%)
    1,800   Delta County Economic Development Corporation, Michigan, Mead-Escanaba
              Paper Co Ser 1985 E (Demand 04/03/00) ...................................... 3.95*      12/01/13      1,800,000
    1,600   Chattanooga-Hamilton County Hospital Authority, Tennessee, Erlanger
              Medical Center Ser 1987 (Demand 04/03/00) .................................. 4.00*      10/01/17      1,600,000
    1,000   North Central Texas Health Facilities Development Corporation, Texas,
              Presbyterian Medical Center Ser 1985 D (MBIA) (Demand 04/03/00) ............ 4.10*      12/01/15      1,000,000
      600   Texas Water Development Board, Revolving Fund Ser 1992-A
             (Demand 04/03/00) ........................................................... 4.00*      03/01/15        600,000
                                                                                                                  -----------
    5,000   TOTAL SHORT-TERM TAX-EXEMPT MUNICIPAL OBLIGATIONS (Identified Cost $5,000,000)                          5,000,000
 --------                                                                                                         -----------
 $ 43,785   TOTAL INVESTMENTS (Identified Cost $44,439,267) (a) .................................         98.4%    43,527,804
 ========
            OTHER ASSETS IN EXCESS OF LIABILITIES ...............................................          1.6        709,184
                                                                                                                  -----------
            NET ASSETS ..........................................................................        100.0%   $44,236,988
                                                                                                                  ===========

                       See Notes to Financial Statements

MORGAN STANLEY DEAN WITTER LIMITED TERM MUNICIPAL TRUST
PORTFOLIO OF INVESTMENTS March 31, 2000, continued

--------------
     AMT     Alternative Minimum Tax.
      +      Joint exemption in Delaware and New Jersey.
     ++      Joint exemption in District of Columbia, Maryland and Virginia.
      *      Current coupon of variable rate demand obligation.
     (a)     The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $73,477 and the aggregate gross unrealized depreciation is $984,940, resulting in net unrealized depreciation of $911,463.

Bond Insurance:
---------------

     AMBAC   AMBAC Assurance Corporation.
     FGIC    Financial Guaranty Insurance Company.
     FSA     Financial Security Assurance Inc.
     MBIA    Municipal Bond Investors Assurance Corporation.


                       See Notes to Financial Statements

MORGAN STANLEY DEAN WITTER LIMITED TERM MUNICIPAL TRUST
FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2000

ASSETS:
Investments in securities, at value
   (identified cost $44,439,267)...................   $43,527,804
Cash ..............................................        79,412
Receivable for:
     Interest .....................................       571,416
     Shares of beneficial interest sold ...........       156,241
Prepaid expenses ..................................        34,709
                                                      ------------
    TOTAL ASSETS ..................................    44,369,582
                                                      ------------
LIABILITIES:
Payable for:
     Investment management fee ....................        18,787
     Shares of beneficial interest repurchased.....        18,191
     Dividends to shareholders ....................         9,491
Accrued expenses ..................................        86,125
                                                      ------------
    TOTAL LIABILITIES .............................       132,594
                                                      ------------
    NET ASSETS ....................................   $44,236,988
                                                      ============
COMPOSITION OF NET ASSETS:
Paid-in-capital ...................................   $53,016,384
Net unrealized depreciation .......................      (911,463)
Accumulated net realized loss .....................    (7,867,933)
                                                      ------------
    NET ASSETS ....................................   $44,236,988
                                                      ============
NET ASSET VALUE PER SHARE,
 4,441,049 shares outstanding
 (unlimited shares authorized of $.01 par
   value) .........................................        $9.96
                                                           =====

STATEMENT OF OPERATIONS
For the year ended March 31, 2000


NET INVESTMENT INCOME:

INTEREST INCOME ...............................   $2,329,329
                                                  ----------
EXPENSES
Investment management fee .....................      247,150
Professional fees .............................       81,705
Shareholder reports and notices ...............       37,316
Registration fees .............................       31,351
Transfer agent fees and expenses ..............       26,972
Trustees' fees and expenses ...................       15,805
Custodian fees ................................        3,774
Other .........................................        7,360
                                                  ----------
    TOTAL EXPENSES ............................      451,433
Less: expense offset ..........................       (3,768)
                                                  ----------
    NET EXPENSES ..............................      447,665
                                                  ----------
    NET INVESTMENT INCOME .....................    1,881,664
                                                  ----------
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain .............................      181,899
Net change in unrealized appreciation .........   (2,125,031)
                                                  ----------
    NET LOSS ..................................   (1,943,132)
                                                  ----------
NET DECREASE ..................................   $  (61,468)
                                                  ==========

                       See Notes to Financial Statements

MORGAN STANLEY DEAN WITTER LIMITED TERM MUNICIPAL TRUST
FINANCIAL STATEMENTS, continued

STATEMENT OF CHANGES IN NET ASSETS


                                                           FOR THE YEAR       FOR THE YEAR
                                                               ENDED             ENDED
                                                          MARCH 31, 2000     MARCH 31, 1999
-------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income ................................    $   1,881,664      $  2,181,163
Net realized gain ....................................          181,899           739,516
Net change in unrealized appreciation ................       (2,125,031)         (312,924)
                                                          -------------      ------------
   NET INCREASE (DECREASE) ...........................          (61,468)        2,607,755
Dividends from net investment income .................       (1,881,664)       (2,181,163)
Net increase (decrease) from transactions in shares of
  beneficial interest ................................      (12,467,400)          720,864
                                                          -------------      ------------
   NET INCREASE (DECREASE) ...........................      (14,410,532)        1,147,456

NET ASSETS:
Beginning of period ..................................       58,647,520        57,500,064
                                                          -------------      ------------
   END OF PERIOD .....................................    $  44,236,988      $ 58,647,520
                                                          =============      ============



                       See Notes to Financial Statements

MORGAN STANLEY DEAN WITTER LIMITED TERM MUNICIPAL TRUST
NOTES TO FINANCIAL STATEMENTS March 31, 2000

1. ORGANIZATION AND ACCOUNTING POLICIES

Morgan Stanley Dean Witter Limited Term Municipal Trust (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's investment objective is to provide a high level of current income which is exempt from federal income tax, consistent with the preservation of capital and prescribed standards of quality and maturity. The Fund seeks to achieve this objective by investing primarily in intermediate term, investment grade municipal securities. The Fund was organized as a Massachusetts business trust on February 25, 1993 and commenced operations on July 12, 1993.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS - Portfolio securities are valued by an outside independent pricing service approved by the Trustees. The pricing service has informed the Fund that in valuing the portfolio securities, it uses both a computerized matrix of tax-exempt securities and evaluations by its staff, in each case based on information concerning market transactions and quotations from dealers which reflect the bid side of the market each day. The portfolio securities are thus valued by reference to a combination of transactions and quotations for the same or other securities believed to be comparable in quality, coupon, maturity, type of issue, call provisions, trading characteristics and other features deemed to be relevant. Short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS - Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Discounts are accreted and premiums are amortized over the life of the respective securities. Interest income is accrued daily.

C. FEDERAL INCOME TAX STATUS - It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable and nontaxable income to its shareholders. Accordingly, no federal income tax provision is required.

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - The Fund records dividends and distributions to its shareholders on the record date. The amount of dividends and distributions from net investment income

MORGAN STANLEY DEAN WITTER LIMITED TERM MUNICIPAL TRUST
NOTES TO FINANCIAL STATEMENTS March 31, 2000, continued

and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

2. INVESTMENT MANAGEMENT AGREEMENT

Pursuant to an Investment Management Agreement with Morgan Stanley Dean Witter Advisors Inc. (the "Investment Manager"), the Fund pays the Investment Manager a management fee, accrued daily and payable monthly, by applying the annual rate of 0.50% to the Fund's net assets determined as of the close of each business day.

3. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the year ended March 31, 2000 aggregated $1,402,140 and $14,367,243, respectively.

Morgan Stanley Dean Witter Trust FSB, an affiliate of the Investment Manager, is the Fund's transfer agent.

The Fund has an unfunded noncontributory defined benefit pension plan covering all independent Trustees of the Fund who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on years of service and compensation during the last five years of service. Aggregate pension costs for the year ended March 31, 2000 included in Trustees' fees and expenses in the Statement of Operations amounted to $4,825. At March 31, 2000, the Fund had an accrued pension liability of $35,315 which is included in accrued expenses in the Statement of Assets and Liabilities.

MORGAN STANLEY DEAN WITTER LIMITED TERM MUNICIPAL TRUST
NOTES TO FINANCIAL STATEMENTS March 31, 2000, continued

4. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest were as follows:


                                                 FOR THE YEAR                         FOR THE YEAR
                                                    ENDED                                ENDED
                                                MARCH 31, 2000                       MARCH 31, 1999
                                          ----------------------------         ----------------------------
                                           SHARES            AMOUNT             SHARES            AMOUNT
                                          ---------      -------------         ---------      -------------
Sold ..............................       5,120,592      $  51,143,930         3,554,302      $  36,852,846
Reinvestment of dividends .........         141,616          1,419,848           166,102          1,716,817
                                          ---------      -------------         ---------      -------------
                                          5,262,208         52,563,778         3,720,404         38,569,663
Repurchased .......................      (6,492,288)       (65,031,178)       (3,654,764)       (37,848,799)
                                         ----------      -------------        ----------      -------------
Net increase (decrease) ...........      (1,230,080)     $ (12,467,400)           65,640      $     720,864
                                         ==========      =============        ==========      =============

5. FEDERAL INCOME TAX STATUS

During the year ended March 31, 2000, the Fund utilized approximately $217,000 of its net capital loss carryover. At March 31, 2000, the Fund had a net capital loss carryover of approximately $7,832,000 which may be used to offset future capital gains to the extent provided by regulations, which is available through March 31 of the following years:


                   AMOUNTS IN THOUSANDS
----------------------------------------------------------
    2003                   2004                 2005
    ----                   ----                 ----
  $3,664                  $3,941               $227
  ======                  ======               ====

Capital losses incurred after October 31 ("post-October" losses) within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. The Fund incurred and will elect to defer net capital losses of approximately $36,000 during fiscal 2000.

As of March 31, 2000, the Fund had temporary book/tax differences primarily attributable to post-October losses.

MORGAN STANLEY DEAN WITTER LIMITED TERM MUNICIPAL TRUST
FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:


                                                                          FOR THE YEAR ENDED MARCH 31,
                                                    ------------------------------------------------------------------------
                                                        2000        1999          1998           1997             1996
----------------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA:
Net asset value, beginning of period ..............    $10.34      $10.26         $9.91          $9.95            $9.56
                                                       ------      ------         -----          -----            -----
Income (loss) from investment operations:
  Net investment income ...........................      0.38        0.39          0.40           0.40             0.41
  Net realized and unrealized gain (loss) .........     (0.38)       0.08          0.35          (0.04)            0.39
                                                       ------      ------         -----          -----            -----
Total income from investment operations ...........         -        0.47          0.75           0.36             0.80
                                                       ------      ------         -----          -----            -----
Less dividends from net investment income .........     (0.38)      (0.39)        (0.40)         (0.40)           (0.41)
                                                       ------      ------         -----          -----            -----
Net asset value, end of period ....................     $9.96      $10.34        $10.26          $9.91            $9.95
                                                       ======      ======         =====          =====            =====
TOTAL RETURN+ .....................................      0.08%       4.68%         7.70%          3.65%            8.42%
RATIOS TO AVERAGE NET ASSETS:
Expenses ..........................................      0.91%       0.86 %(1)     0.83%          0.88%(1)         0.87%(1)
Net investment income .............................      3.81%       3.75%         3.92%          3.99%            4.09 %
SUPPLEMENTAL DATA:

Net assets, end of period, in thousands ...........   $44,237     $58,648       $57,500        $61,098          $72,766
Portfolio turnover rate ...........................         3%         29%            -              -                -

-------------
+ Calculated based on the net asset value as of the last business day of the period.
(1)  Does not reflect the effect of expense offset of 0.01%.


                       See Notes to Financial Statements

MORGAN STANLEY DEAN WITTER LIMITED TERM MUNICIPAL TRUST
REPORT OF INDEPENDENT ACCOUNTANTS

TO THE SHAREHOLDERS AND TRUSTEES
OF MORGAN STANLEY DEAN WITTER LIMITED TERM MUNICIPAL TRUST

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Morgan Stanley Dean Witter Limited Term Municipal Trust (the "Fund") at March 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2000 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036
May 9, 2000

                      2000 FEDERAL TAX NOTICE (unaudited)

      For the year ended March 31, 2000, all of the Fund's dividends from net investment income were exempt interest dividends, excludable from gross income for Federal income tax purposes.

APPENDIX
--------------------------------------------------------------------------------

RATINGS OF INVESTMENTS

MOODY'S INVESTORS SERVICE INC. ("MOODY'S")

                            MUNICIPAL BOND RATINGS

Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa Bonds which are rated Baa are considered as medium grade obligation; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

    Bonds rated Aaa, Aa, A and Baa are considered investment grade bonds.

Ba Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and therefore not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Bonds which are rated Ca present obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Conditional Rating: Bonds for which the security depends upon the completion of some act of the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

     Rating Refinements: Moody's may apply numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its municipal bond rating system. The modifier 1 indicates a mid- range ranking; and a modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

                            MUNICIPAL NOTE RATINGS

     Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade (MIG). MIG 1 denotes best quality and means there is present strong protection from established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing. MIG 2 denotes high quality and means that margins of protection are ample although not as large as in MIG 1. MIG 3 denotes favorable quality and means that all security elements are accounted for but that the undeniable strength of the previous grades, MIG 1 and MIG 2, is lacking. MIG 4 denotes adequate quality and means that the protection commonly regarded as required of an investment security is present and that while the notes are not distinctly or predominantly speculative, there is specific risk.

                       VARIABLE RATE DEMAND OBLIGATIONS

     A short-term rating, in addition to the Bond or MIG ratings, designated VMIG may also be assigned to an issue having a demand feature. The assignment of the VMIG symbol reflects such characteristics as payment upon periodic demand rather than fixed maturity dates and payment relying on external liquidity. The VMIG rating criteria are identical to the MIG criteria discussed above.

                           COMMERCIAL PAPER RATINGS

     Moody's Commercial Paper ratings are opinions of the ability to repay punctually promissory obligations not having an original maturity in excess of nine months. These ratings apply to Municipal commercial Paper as well as taxable Commercial Paper. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers: Prime-1, Prime-2, Prime-3.

     Issuers rated Prime-1 have a superior capacity for repayment of short-term promissory obligations. Issuers rated Prime-2 have a strong capacity for repayment of short-term promissory obligations; and Issuers rated Prime-3 have an acceptable capacity for repayment of short-term promissory obligations. Issuers rated Not Prime do not fall within any of the Prime rating categories.

STANDARD & POOR'S CORPORATION ("STANDARD & POOR'S")

                            MUNICIPAL BOND RATINGS

     A Standard & Poor's municipal rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

     The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources it considers reliable. The ratings are based, in varying degrees, on the following considerations: (1) likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; (2) nature of and provisions of the obligation; and (3) protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

     Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or for other reasons.

AAA Debt rated "AAA" has the highest rating assigned by Standard & Poor's.
    Capacity to pay interest and repay principal is extremely strong.

AA Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the highest-rated issues only in small degree.

A Debt rated "A" has a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

BBB Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher-rated categories.

     Bonds rated AAA, AA, A and BBB are considered investment grade bonds.

BB Debt rated "BB" has less near-term vulnerability to default than other speculative grade debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payment.

B Debt rated "B" has a greater vulnerability to default but presently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions would likely impair capacity or willingness to pay interest and repay principal.

CCC Debt rated "CCC" has a current identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payments of interest and repayments of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal.

CC The rating "CC" is typically applied to debt subordinated to senior debt which is assigned an actual or implied "CCC" rating.

C The rating "C" is typically applied to debt subordinated to senior debt which is assigned an actual or implied "CCC" debt rating.

Cl The rating "Cl" is reserved for income bonds on which no interest is being paid.

D Debt rated "D" is in payment default. The `D' rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The `D' rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

NR Indicates that no rating has been requested, that there is insufficient information on which to base a rating or that Standard & Poor's does not rate a particular type of obligation as a matter of policy.

    Bonds rated "BB", "B", "CCC", "CC" and "C" are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. "BB" indicates the least degree of speculation and "C" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

    Plus (+) or minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major ratings categories.

    The foregoing ratings are sometimes followed by a "p" which indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the bonds being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood or risk of default upon failure of such completion.

                            MUNICIPAL NOTE RATINGS

     Commencing on July 27, 1984, Standard & Poor's instituted a new rating category with respect to certain municipal note issues with a maturity of less than three years. The new note ratings denote the following:

   SP-1 denotes a very strong or strong capacity to pay principal and interest. Issues determined to possess overwhelming safety characteristics are given a plus (+) designation (SP-1+).

   SP-2  denotes a satisfactory capacity to pay principal and interest.

   SP-3  denotes a speculative capacity to pay principal and interest.

                           COMMERCIAL PAPER RATINGS

     Standard and Poor's commerical paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. The commercial paper rating is not a recommendation to purchase or sell a security. The ratings are based upon current information furnished by the issuer or obtained by S&P from other sources it considers reliable. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information. Ratings are graded into group categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Ratings are applicable to both taxable and tax-exempt commercial paper. The categories are as follows:

     Issues assigned A ratings are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designation 1, 2 and 3 to indicate the relative degree of safety.

A-1 indicates that the degree of safety regarding timely payments is very strong.

A-2 indicates capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as overwhelming as for issues designated "A-1".

A-3 indicates a satisfactory capacity for timely payment. Obligations carrying this designation are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

FITCH IBCA, INC. ("FITCH")

                             MUNICIPAL BOND RATINGS

     Fitch investment grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The rating represents Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt in a timely manner.

     The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength and credit quality.

     Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guarantees unless otherwise indicated.

     Bonds carrying the same rating are of similar but not necessarily identical credit quality since the rating categories do not fully reflect small differences in the degrees of credit risk.

     Fitch ratings are not recommendations to buy, sell, or hold any security. Ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature or taxability of payments made in respect of any security.

     Fitch ratings are based on information obtained from issuers, other obligors, underwriters, their experts, and other sources Fitch believes to be reliable. Fitch does not audit or verify the truth or accuracy of such information. Ratings may be changed, suspended, or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.


AAA Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+."

A Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

Plus (+) or  Plus and minus signs are used with a rating symbol to indicate the
Minus (-)    relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "AAA" category.

NR            Indicates that Fitch does not rate the specific issue.

Conditional   A conditional rating is premised on the successful completion of a project or the occurrence of a specific event.

Suspended     A rating is suspended when Fitch deems the amount of information available from the issuer to be inadequate for rating purposes.

Withdrawn         A rating will be withdrawn when an issue matures or is called or refinanced and, at Fitch's discretion, when an issuer fails to furnish proper and timely information.

FitchAlert        Ratings are placed on FitchAlert to notify investors of an occurrence that is likely to result in a rating change and the likely direction of such change. These are designated as "Positive," indicating a potential upgrade, "Negative," for potential downgrade, or "Evolving," where ratings may be raised or lowered. FitchAlert is relatively short-term, and should be resolved within 12 months.

Ratings Outlook An outlook is used to describe the most likely direction of any rating change over the intermediate term. It is described as "Positive" or "Negative." The absence of a designation indicates a stable outlook.

     Speculative Grade Bond Ratings: Fitch speculative grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings ("BB" to "C") represent Fitch's assessment of the likelihood of timely payment of principal and interest in accordance with the terms of obligation for bond issues not in default. For defaulted bonds, the rating ("DDD" to "D") is an assessment of the ultimate recovery value through reorganization or liquidation.

     The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength.

     Bonds that have the rating are of similar but not necessarily identical credit quality since rating categories cannot fully reflect the differences in degrees of credit risk.

BB Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C             Bonds are in imminent default in payment of interest or principal.
DDD           Bonds are in default on interest and/or principal payments. Such
DD and D      bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. "DDD" represents the highest potential for recovery on these bonds, and "D" represents the lowest potential for recovery.

Plus (+) or   Plus and minus signs are used with a rating symbol to indicate the
Minus (-)     relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "DDD," "DD," or "D" categories.

                               SHORT-TERM RATINGS

     Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

     The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

     Fitch short-term ratings are as follows:


F-1+ Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1 Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+."

F-2 Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned "F-1+" and "F-1" ratings.

F-3 Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

F-S Weak Credit Quality. Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

D Default. Issues assigned this rating are in actual or imminent payment default.
LOC The symbol "LOC" indicates that the rating is based on a letter of credit issued by a commercial bank.

             MORGAN STANLEY DEAN WITTER LIMITED TERM MUNICIPAL TRUST

                            PART C OTHER INFORMATION

Item 23.      Exhibits
              --------

1(a). Declaration of Trust of the Registrant, dated February 25, 1993, is incorporated by reference to Exhibit 1(a) of Post-Effective Amendment No. 4 to the Registration Statement on Form N-1A, filed on May 23, 1996.

1(b). Amendment to the Declaration of Trust of the Registrant, dated June 22, 1998, is incorporated by reference to Exhibit 1 of Post-Effective Amendment No. 6 to the Registration Statement on Form N-1A, filed on June, 30, 1998.

2. Amended and Restated By-Laws of the Registrant is incorporated by reference to Exhibit 2 of Post-Effective Amendment No. 7 to the Registration Statement on Form N-1A, filed on May 27, 1999.

3.            Not applicable

4. Amended and Restated Investment Management Agreement between the Registrant and Morgan Stanley Dean Witter Advisors Inc. is incorporated by reference to Exhibit 5 of Post-Effective Amendment No. 6 to the Registration Statement on Form N-1A, filed on
              June 30, 1998.

5(a). Distribution Agreement is incorporated by reference to Exhibit 6 of Post-Effective Amendment No. 6 to the Registration Statement on Form N-1A, filed on June 30, 1998.

5(b).         Omnibus Selected Dealer Agreement is incorporated by reference to
              Exhibit 5 of Post-Effective Amendment No. 7 to the Registration Statement on Form N-1A, filed on May 27, 1999.

6. Amended Retirement Plan for Non-Interested Directors or Trustees is incorporated by reference to Exhibit 6 of Post-Effective Amendment No. 7 to the Registration Statement on Form N-1A, filed on May 27, 1999.

7(a). Custody Agreement between the Registrant and The Bank of New York is incorporated by reference to Exhibit 8(a) of Post-Effective Amendment No.4 to the Registration Statement on Form N-1A, filed on May 23, 1996.

7(b). Amendment to the Custody Agreement between the Registrant and the Bank of New York is incorporated by reference to Exhibit 8(b) of Post-Effective Amendment No. 4 to the Registration Statement on Form N-1A, filed on May 23, 1996.

8(a). Amended and Restated Transfer Agency and Service Agreement between the Registrant and Morgan Stanley Dean Witter Trust FSB dated June 22, 1998 is incorporated by reference to Exhibit (8) of Post-Effective Amendment No. 7 to the Registration Statement on Form N-1A, filed on May 27, 1999.

8(b). Amended and Restated Services Agreement between the Registrant and Morgan Stanley Dean Witter Services Company Inc. is incorporated by reference to Exhibit (9) of Post-Effective Amendment No. 6 to the Registration Statement on Form N-1A, filed on June 30, 1998.

9(a). Opinion of Sheldon Curtis, Esq., dated June 30, 1993, is incorporated by reference to Exhibit 9(a) of Post-Effective Amendment No. 7 to the Registration Statement on Form N-1A, filed on May 27, 1999.

9(b). Opinion of Lane, Altman & Owens LLP, Massachusetts Counsel, dated June 30, 1993, is incorporated by reference to Exhibit 9(a) of Post-Effective Amendment No. 7 to the Registration Statement on Form N-1A, filed on May 27, 1999.

10.           Consent of Independent Accountants, filed herein.

11.           Not applicable.

12.           Not applicable.

13. Amended Plan of Distribution pursuant to Rule 12b-1 is incorporated by reference to Exhibit 15 of Post-Effective Amendment No. 4 to the Registration Statement on Form N-1A, filed on May 23, 1996.

14.           Not applicable.

16(a). Code of Ethics of Morgan Stanley Dean Witter Advisors Inc., Morgan Stanley Dean Witter Services Company Inc. and Morgan Stanley Dean Witter Distributors Inc., filed herein.

16(b). Code of Ethics of the Morgan Stanley Dean Witter Funds, filed herein.

Other Powers of Attorney of Trustees is incorporated by reference to Exhibit (Other) of Post-Effective Amendment No. 2 and Post-Effective Amendment No. 6 (filed on May 20, 1994 and June 30, 1998, respectively) to the Registration Statement on Form N-1A.

Item 24. Persons Controlled by or Under Common Control with the Fund.

              None

Item 25. Indemnification.

    Pursuant to Section 5.3 of the Registrant's Declaration of Trust and under
Section 4.8 of the Registrant's By-Laws, the indemnification of the Registrant's trustees, officers, employees and agents is permitted if it is determined that they acted under the belief that their actions were in or not opposed to the best interest of the Registrant, and, with respect to any criminal proceeding, they had reasonable cause to believe their conduct was not unlawful. In addition, indemnification is permitted only if it is determined that the actions in question did not render them liable by reason of willful misfeasance, bad faith or gross negligence in the performance of their duties or by reason of reckless disregard of their obligations and duties to the Registrant.

Trustees, officers, employees and agents will be indemnified for the expense of litigation if it is determined that they are entitled to indemnification against any liability established in such litigation. The Registrant may also advance money for these expenses provided that they give their undertakings to repay the Registrant unless their conduct is later determined to permit indemnification.

    Pursuant to Section 5.2 of the Registrant's Declaration of Trust and paragraph 8 of the Registrant's Investment Management Agreement, neither the Investment Manager nor any trustee, officer, employee or agent of the Registrant shall be liable for any action or failure to act, except in the case of bad faith, willful misfeasance, gross negligence or reckless disregard of duties to the Registrant.

    Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Act") may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer, or controlling person of the Registrant in connection with the successful defense of any action, suit or proceeding) is asserted against the Registrant by such trustee, officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act, and will be governed by the final adjudication of such issue.

    The Registrant hereby undertakes that it will apply the indemnification provision of its by-laws in a manner consistent with Release 11330 of the Securities and Exchange Commission under the Investment Company Act of 1940, so long as the interpretation of Sections 17(h) and 17(i) of such Act remains in effect.

    Registrant, in conjunction with the Investment Manager, Registrant's Trustees, and other registered investment management companies managed by the Investment Manager, maintains insurance on behalf of any person who is or was a Trustee, officer, employee, or agent of Registrant, or who is or was serving at the request of Registrant as a trustee, director, officer, employee or agent of another trust or corporation, against any liability asserted against him and incurred by him or arising out of his position. However, in no event will Registrant maintain insurance to indemnify any such person for any act for which Registrant itself is not permitted to indemnify him.

Item 26. Business and Other Connections of Investment Advisor

    See "The Fund and Its Management" in the Prospectus regarding the business of the investment advisor. The following information is given regarding officers of Morgan Stanley Dean Witter Advisors Inc. ("MSDW Advisors"). MSDW Advisors is a wholly-owned subsidiary of Morgan Stanley Dean Witter & Co.

    The term "Morgan Stanley Dean Witter Funds" refers to the following registered investment companies:

Closed-End Investment Companies

(1)    Morgan Stanley Dean Witter California Insured Municipal Income Trust
(2)    Morgan Stanley Dean Witter California Quality Municipal Securities
(3)    Morgan Stanley Dean Witter Government Income Trust
(4)    Morgan Stanley Dean Witter High Income Advantage Trust
(5)    Morgan Stanley Dean Witter High Income Advantage Trust II
(6)    Morgan Stanley Dean Witter High Income Advantage Trust III
(7)    Morgan Stanley Dean Witter Income Securities Inc.
(8)    Morgan Stanley Dean Witter Insured California Municipal Securities
(9)    Morgan Stanley Dean Witter Insured Municipal Bond Trust
(10)   Morgan Stanley Dean Witter Insured Municipal Income Trust
(11)   Morgan Stanley Dean Witter Insured Municipal Securities
(12)   Morgan Stanley Dean Witter Insured Municipal Trust
(13)   Morgan Stanley Dean Witter Municipal Income Opportunities Trust
(14)   Morgan Stanley Dean Witter Municipal Income Opportunities Trust II
(15)   Morgan Stanley Dean Witter Municipal Income Opportunities Trust III
(16)   Morgan Stanley Dean Witter Municipal Income Trust
(17)   Morgan Stanley Dean Witter Municipal Income Trust II
(18)   Morgan Stanley Dean Witter Municipal Income Trust III
(19)   Morgan Stanley Dean Witter Municipal Premium Income Trust
(20)   Morgan Stanley Dean Witter New York Quality Municipal Securities
(21)   Morgan Stanley Dean Witter Prime Income Trust
(22)   Morgan Stanley Dean Witter Quality Municipal Income Trust
(23)   Morgan Stanley Dean Witter Quality Municipal Investment Trust
(24)   Morgan Stanley Dean Witter Quality Municipal Securities

Open-end Investment Companies
(1)    Active Assets California Tax-Free Trust
(2)    Active Assets Government Securities Trust
(3)    Active Assets Institutional Money Trust
(4)    Active Assets Money Trust
(5)    Active Assets Premier Money Trust
(6)    Active Assets Tax-Free Trust
(7)    Morgan Stanley Dean Witter 21st Century Trend Fund
(8)    Morgan Stanley Dean Witter Aggressive Equity Fund
(9)    Morgan Stanley Dean Witter American Opportunities Fund
(10)   Morgan Stanley Dean Witter Balanced Growth Fund
(11)   Morgan Stanley Dean Witter Balanced Income Fund
(12)   Morgan Stanley Dean Witter California Tax-Free Daily Income Trust
(13)   Morgan Stanley Dean Witter California Tax-Free Income Fund
(14)   Morgan Stanley Dean Witter Capital Growth Securities
(15)   Morgan Stanley Dean Witter Competitive Edge Fund, "Best Ideas Portfolio"
(16)   Morgan Stanley Dean Witter Convertible Securities Trust
(17)   Morgan Stanley Dean Witter Developing Growth Securities Trust
(18)   Morgan Stanley Dean Witter Diversified Income Trust
(19)   Morgan Stanley Dean Witter Dividend Growth Securities Inc.
(20)   Morgan Stanley Dean Witter Equity Fund
(21)   Morgan Stanley Dean Witter European Growth Fund Inc.
(22)   Morgan Stanley Dean Witter Federal Securities Trust
(23)   Morgan Stanley Dean Witter Financial Services Trust
(24)   Morgan Stanley Dean Witter Fund of Funds
(25)   Morgan Stanley Dean Witter Global Dividend Growth Securities

(26)     Morgan Stanley Dean Witter Global Utilities Fund
(27)     Morgan Stanley Dean Witter Growth Fund
(28)     Morgan Stanley Dean Witter Hawaii Municipal Trust
(29)     Morgan Stanley Dean Witter Health Sciences Trust
(30)     Morgan Stanley Dean Witter High Yield Securities Inc.
(31)     Morgan Stanley Dean Witter Income Builder Fund
(32)     Morgan Stanley Dean Witter Information Fund
(33)     Morgan Stanley Dean Witter Intermediate Income Securities
(34)     Morgan Stanley Dean Witter International Fund
(35)     Morgan Stanley Dean Witter International SmallCap Fund
(36)     Morgan Stanley Dean Witter Japan Fund
(37)     Morgan Stanley Dean Witter Latin American Growth Fund
(38)     Morgan Stanley Dean Witter Limited Term Municipal Trust
(39)     Morgan Stanley Dean Witter Liquid Asset Fund Inc.
(40)     Morgan Stanley Dean Witter Market Leader Trust
(41)     Morgan Stanley Dean Witter Mid-Cap Dividend Growth Securities
(42)     Morgan Stanley Dean Witter Mid-Cap Equity Trust
(43)     Morgan Stanley Dean Witter Multi-State Municipal Series Trust
(44)     Morgan Stanley Dean Witter Natural Resource Development Securities Inc.
(45)     Morgan Stanley Dean Witter New York Municipal Money Market Trust
(46)     Morgan Stanley Dean Witter New York Tax-Free Income Fund
(47)     Morgan Stanley Dean Witter Next Generation Trust
(48)     Morgan Stanley Dean Witter North American Government Income Trust
(49)     Morgan Stanley Dean Witter Pacific Growth Fund Inc.
(50)     Morgan Stanley Dean Witter Real Estate Fund
(51)     Morgan Stanley Dean Witter S&P 500 Index Fund
(52)     Morgan Stanley Dean Witter S&P 500 Select Fund
(53)     Morgan Stanley Dean Witter Select Dimensions Investment Series
(54)     Morgan Stanley Dean Witter Select Municipal Reinvestment Fund
(55)     Morgan Stanley Dean Witter Short-Term Bond Fund
(56)     Morgan Stanley Dean Witter Short-Term U.S. Treasury Trust
(57)     Morgan Stanley Dean Witter Small Cap Growth Fund
(58)     Morgan Stanley Dean Witter Special Value Fund
(59)     Morgan Stanley Dean Witter Strategist Fund
(60)     Morgan Stanley Dean Witter Tax-Exempt Securities Trust
(61)     Morgan Stanley Dean Witter Tax-Free Daily Income Trust
(62)     Morgan Stanley Dean Witter Tax-Managed Growth Fund
(63)     Morgan Stanley Dean Witter Total Market Index Fund
(64)     Morgan Stanley Dean Witter Total Return Trust
(65)     Morgan Stanley Dean Witter U.S. Government Money Market Trust
(66)     Morgan Stanley Dean Witter U.S. Government Securities Trust
(67)     Morgan Stanley Dean Witter Utilities Fund
(68)     Morgan Stanley Dean Witter Value-Added Market Series
(69)     Morgan Stanley Dean Witter Value Fund
(70)     Morgan Stanley Dean Witter Variable Investment Series
(71)     Morgan Stanley Dean Witter World Wide Income Trust

NAME AND POSITION WITH          OTHER SUBSTANTIAL BUSINESS, PROFESSION, VOCATION
MORGAN STANLEY DEAN             OR EMPLOYMENT, INCLUDING NAME, PRINCIPAL ADDRESS
WITTER ADVISORS INC.            AND NATURE OF CONNECTION
--------------------            ------------------------------------------------

Mitchell M. Merin               President and Chief Operating Officer of Asset
President, Chief                Management of Morgan Stanley Dean Witter & Co.
Executive Officer and           ("MSDW); Chairman, Chief Executive Officer and
Director                        Director of Morgan Stanley Dean Witter
                                Distributors Inc. ("MSDW Distributors") and
                                Morgan Stanley Dean Witter Trust FSB ("MSDW
                                Trust"); President, Chief Executive Officer and
                                Director of Morgan Stanley Dean Witter Services
                                Company Inc. ("MSDW Services"); President of the
                                Morgan Stanley Dean Witter Funds; Executive Vice
                                President and Director of Dean Witter Reynolds
                                Inc. ("DWR"); Director of various MSDW
                                subsidiaries; Trustee of various Van Kampen investment companies.

Barry Fink                      General Counsel of Asset Management of MSDW;
Executive Vice President,       Executive Vice President, Secretary, General
Secretary, General Counsel      Counsel and Director of MSDW Services; Vice
and Director                    President and Secretary of MSDW Distributors;
                                Vice President, Secretary and General Counsel of the Morgan Stanley Dean Witter Funds.

Joseph J. McAlinden             Vice President of the Morgan Stanley Dean Witter
Executive Vice President        Funds; Director of MSDW Trust.
and Chief Investment
Officer

Ronald E. Robison               Executive Vice President, Chief Administrative
Executive Vice President,       Officer and Director of MSDW Services; Vice
Chief Administrative            President of the Morgan Stanley Dean Witter
Officer and Director            Funds.

Edward C. Oelsner, III
Executive Vice President

Joseph R. Arcieri               Vice President of various Morgan Stanley Dean
Senior Vice President           Witter Funds.

Peter M. Avelar                 Vice President of various Morgan Stanley Dean
Senior Vice President           Witter Funds.
and Director of the High
Yield Group

Mark Bavoso                     Vice President of various Morgan Stanley Dean
Senior Vice President           Witter Funds.

Douglas Brown
Senior Vice President

NAME AND POSITION WITH          OTHER SUBSTANTIAL BUSINESS, PROFESSION, VOCATION
MORGAN STANLEY DEAN             OR EMPLOYMENT, INCLUDING NAME, PRINCIPAL ADDRESS
WITTER ADVISORS INC.            AND NATURE OF CONNECTION
--------------------            ------------------------------------------------
Rosalie Clough
Senior Vice President
and Director of Marketing

Richard Felegy
Senior Vice President

Sheila A. Finnerty              Vice President of Morgan Stanley Dean Witter
Senior Vice President           Prime Income Trust.

Edward F. Gaylor                Vice President of various Morgan Stanley Dean
Senior Vice President           Witter Funds.

Robert S. Giambrone             Senior Vice President of MSDW Services, MSDW
Senior Vice President           Distributors and MSDW Trust and Director of MSDW
                                Trust; Vice President of the Morgan Stanley Dean
                                Witter Funds.

Rajesh K. Gupta                 Vice President of various Morgan Stanley Dean
Senior Vice President,          Witter Funds.
Director of the Taxable
Fixed Income Group and
Chief Administrative
Officer - Investments

Kenton J. Hinchliffe            Vice President of various Morgan Stanley Dean
Senior Vice President           Witter Funds.

Kevin Hurley                    Vice President of various Morgan Stanley Dean
Senior Vice President           Witter Funds.

Jenny Beth Jones                Vice President of various Morgan Stanley Dean
Senior Vice President           Witter Funds.

Michelle Kaufman                Vice President of various Morgan Stanley Dean
Senior Vice President           Witter Funds.

John B. Kemp, III               President of MSDW Distributors.
Senior Vice President

Anita H. Kolleeny               Vice President of various Morgan Stanley Dean
Senior Vice President           Witter Funds.
and Director of Sector
Rotation

Jonathan R. Page                Vice President of various Morgan Stanley Dean
Senior Vice President           Witter Funds.
and Director of the Money
Market Group

NAME AND POSITION WITH          OTHER SUBSTANTIAL BUSINESS, PROFESSION, VOCATION
MORGAN STANLEY DEAN             OR EMPLOYMENT, INCLUDING NAME, PRINCIPAL ADDRESS
WITTER ADVISORS INC.            AND NATURE OF CONNECTION
--------------------            ------------------------------------------------

Ira N. Ross                     Vice President of various Morgan Stanley Dean
Senior Vice President           Witter Funds.

Guy G. Rutherfurd, Jr.          Vice President of various Morgan Stanley Dean
Senior Vice President           Witter Funds.
and Director of the
Growth Group

Rochelle G. Siegel              Vice President of various Morgan Stanley Dean
Senior Vice President           Witter Funds.

James Solloway
Senior Vice President

Katherine H. Stromberg          Vice President of various Morgan Stanley Dean
Senior Vice President           Witter Funds.

Paul D. Vance                   Vice President of various Morgan Stanley Dean
Senior Vice President           Witter Funds.
and Director of the Growth
and Income Group

Elizabeth A. Vetell
Senior Vice President
and Director of Shareholder
Communication

James F. Willison               Vice President of various Morgan Stanley Dean
Senior Vice President           Witter Funds.
and Director of the
Tax-Exempt Fixed
Income Group

Raymond A. Basile
First Vice President

Thomas F. Caloia                First Vice President and Assistant Treasurer of
First Vice President            MSDW Services; Assistant Treasurer of MSDW
and Assistant                   Distributors; Treasurer and Chief Financial and
Treasurer                       Accounting Officer of the Morgan Stanley Dean
                                Witter Funds.

Thomas Chronert
First Vice President

NAME AND POSITION WITH          OTHER SUBSTANTIAL BUSINESS, PROFESSION, VOCATION
MORGAN STANLEY DEAN             OR EMPLOYMENT, INCLUDING NAME, PRINCIPAL ADDRESS
WITTER ADVISORS INC.            AND NATURE OF CONNECTION
--------------------            ------------------------------------------------

Marilyn K. Cranney              Assistant Secretary of DWR; First Vice President
First Vice President            and Assistant Secretary of MSDW Services;
and Assistant Secretary         Assistant Secretary of MSDW Distributors and the
                                Morgan Stanley Dean Witter Funds.

Salvatore DeSteno               First Vice President of MSDW Services.
First Vice President

Peter W. Gurman
First Vice President

Michael Interrante              First Vice President and Controller of MSDW
First Vice President            Services; Assistant Treasurer of MSDW
and Controller                  Distributors; First Vice President and Treasurer
                                of MSDW Trust.

David Johnson
First Vice President

Stanley Kapica
First Vice President

Douglas J. Ketterer
First Vice President

Todd Lebo                       First Vice President and Assistant Secretary of
First Vice President and        MSDW Services; Assistant Secretary of MSDW
Assistant Secretary             Distributors and  the Morgan Stanley Dean Witter
                                Funds.

Lou Anne D. McInnis             First Vice President and Assistant Secretary of
First Vice President and        MSDW Services; Assistant Secretary of MSDW
Assistant Secretary             Distributors and the Morgan Stanley Dean Witter
                                Funds.

Carsten Otto                    First Vice President and Assistant Secretary of
First Vice President            MSDW Services; Assistant Secretary of MSDW
and Assistant Secretary         Distributors and the Morgan Stanley Dean Witter
                                Funds.

Carl F. Sadler
First Vice President

Ruth Rossi                      First Vice President and Assistant Secretary of
First Vice President and        MSDW Services; Assistant Secretary of MSDW
and Assistant Secretary         Distributors the Morgan Stanley Dean Witter
                                Funds.

James P. Wallin
First Vice President

NAME AND POSITION WITH          OTHER SUBSTANTIAL BUSINESS, PROFESSION, VOCATION
MORGAN STANLEY DEAN             OR EMPLOYMENT, INCLUDING NAME, PRINCIPAL ADDRESS
WITTER ADVISORS INC.            AND NATURE OF CONNECTION
--------------------            ------------------------------------------------

Robert Abreu
Vice President

Dale Albright
Vice President

Joan G. Allman
Vice President

Andrew Arbenz                   Vice President of Morgan Stanley Dean Witter
Vice President                  Global Utilities Fund.

Armon Bar-Tur                   Vice President of various Morgan Stanley Dean
Vice President                  Witter Funds.

Maurice Bendrihem
Vice President and
Assistant Controller

Thomas A. Bergeron
Vice President

Philip Bernstein
Vice President

Dale Boettcher
Vice President

Michelina Calandrella
Vice President

Ronald Caldwell
Vice President

Joseph Cardwell
Vice President

Liam Carroll
Vice President

Philip Casparius
Vice President

Annette Celenza
Vice President

NAME AND POSITION WITH          OTHER SUBSTANTIAL BUSINESS, PROFESSION, VOCATION
MORGAN STANLEY DEAN             OR EMPLOYMENT, INCLUDING NAME, PRINCIPAL ADDRESS
WITTER ADVISORS INC.            AND NATURE OF CONNECTION
--------------------            ------------------------------------------------

Aaron Clark                     Vice President of Morgan Stanley Dean Witter
Vice President                  Market Leader Trust

William Connerly
Vice President

Virginia Connors
Vice President

Michael J. Davey
Vice President

David Dineen                    Vice President of various Morgan Stanley Dean
Vice President                  Witter Funds.

June Ewers
Vice President

Jeffrey D. Geffen                Vice President of Morgan Stanley Dean Witter
Vice President                   U.S. Government Securities Trust

Sandra Gelpieryn
Vice President

Charmaine George
Vice President

Michael Geringer
Vice President

Gail Gerrity Burke
Vice President

Peter Gewirtz
Vice President

Mina Gitsevich
Vice President

Ellen Gold
Vice President

Stephen Greenhut
Vice President

Joan Hamilton
Vice President

NAME AND POSITION WITH          OTHER SUBSTANTIAL BUSINESS, PROFESSION, VOCATION
MORGAN STANLEY DEAN             OR EMPLOYMENT, INCLUDING NAME, PRINCIPAL ADDRESS
WITTER ADVISORS INC.            AND NATURE OF CONNECTION
--------------------            ------------------------------------------------

Trey Hancock
Vice President

Laury A. Haskamp
Vice President

Matthew T. Haynes               Vice President of various Morgan Stanley Dean
Vice President                  Witter Funds.

Peter Hermann                   Vice President of various Morgan Stanley Dean
Vice President                  Witter Funds.

David T. Hoffman
Vice President

Thomas G. Hudson II
Vice President

Linda Jones
Vice President

Norman Jones
Vice President

Kevin Jung                      Vice President of various Morgan Stanley Dean
Vice President                  Witter Funds.

Carol Espejo-Kane
Vice President

Nancy Karole Kennedy
Vice President

Paula LaCosta                   Vice President of various Morgan Stanley Dean
Vice President                  Witter Funds.

Kimberly LaHart
Vice President

Thomas Lawlor
Vice President

Lester Lay
Vice President

Gerard J. Lian                  Vice President of various Morgan Stanley Dean
Vice President                  Witter Funds.

NAME AND POSITION WITH          OTHER SUBSTANTIAL BUSINESS, PROFESSION, VOCATION
MORGAN STANLEY DEAN             OR EMPLOYMENT, INCLUDING NAME, PRINCIPAL ADDRESS
WITTER ADVISORS INC.            AND NATURE OF CONNECTION
--------------------            ------------------------------------------------

Cameron J. Livingstone
Vice President

Nancy Login
Vice President

Sharon Loguercio
Vice President

Stephanie Lovinger
Vice President

Steven MacNamara
Vice President

Catherine Maniscalco            Vice President of various Morgan Stanley Dean
Vice President                  Witter Funds.

Peter R. McDowell
Vice President

Albert McGarity
Vice President

Teresa McRoberts                Vice President of various Morgan Stanley Dean
Vice President                  Witter Funds.

Mark Mitchell
Vice President

Julie Morrone                   Vice President of various Morgan Stanley Dean
Vice President                  Witter Funds.

Mary Beth Mueller
Vice President

David Myers                     Vice President of Morgan Stanley Dean Witter
Vice President                  Natural Resource Development Securities Inc.

James Nash
Vice President

Richard Norris
Vice President

Hilary A. O'Neill
Vice President

NAME AND POSITION WITH          OTHER SUBSTANTIAL BUSINESS, PROFESSION, VOCATION
MORGAN STANLEY DEAN             OR EMPLOYMENT, INCLUDING NAME, PRINCIPAL ADDRESS
WITTER ADVISORS INC.            AND NATURE OF CONNECTION
--------------------            ------------------------------------------------
Mori Paulsen
Vice President

Anne Pickrell
Vice President

Reginald Rigaud
Vice President

Frances Roman
Vice President

Dawn Rorke
Vice President

John Roscoe                     Vice President of various Morgan Stanley Dean
Vice President                  Witter Funds.

Hugh Rose
Vice President

Robert Rossetti                 Vice President of Morgan Stanley Dean Witter
Vice President                  Competitive Edge Fund.

Sally Sancimino                 Vice President of various Morgan Stanley Dean
Vice President                  Witter Funds.

Deborah Santaniello
Vice President

Patrice Saunders
Vice President

Howard A. Schloss               Vice President of Morgan Stanley Dean Witter
Vice President                  Federal Securities Trust.

Alison M. Sharkey
Vice President

Peter J. Seeley                 Vice President of various Morgan Stanley Dean
Vice President                  Witter Funds.

Ronald B. Silvestri             Vice President of various Morgan Stanley Dean
Vice President                  Witter Funds.

Herbert Simm
Vice President

NAME AND POSITION WITH          OTHER SUBSTANTIAL BUSINESS, PROFESSION, VOCATION
MORGAN STANLEY DEAN             OR EMPLOYMENT, INCLUDING NAME, PRINCIPAL ADDRESS
WITTER ADVISORS INC.            AND NATURE OF CONNECTION
--------------------            ------------------------------------------------

Martha Slezak
Vice President

Otha Smith
Vice President

Stuart Smith
Vice President

Robert Stearns
Vice President

Naomi Stein
Vice President

William Stevens
Vice President

Michael Strayhorn
Vice President

Marybeth Swisher
Vice President

Michael Thayer
Vice President

Bradford Thomas
Vice President

Barbara Toich
Vice President

Robert Vanden Assem
Vice President

Frank Vindigni
Vice President

David Walsh
Vice President

Alice Weiss                     Vice President of various Morgan Stanley Dean
Vice President                  Witter Funds.

John Wong
Vice President

     The principal address of MSDW Advisors, MSDW Services, MSDW Distributors, DWR, and the Morgan Stanley Dean Witter Funds is Two World Trade Center, New York, New York 10048. The principal address of MSDW is 1585 Broadway, New York, New York 10036. The principal address of MSDW Trust is 2 Harborside Financial Center, Jersey City, New Jersey 07311.

Item 27.    Principal Underwriters

(a) Morgan Stanley Dean Witter Distributors Inc. ("MSDW Distributors"), a Delaware corporation, is the principal underwriter of the Registrant. MSDW Distributors is also the principal underwriter of the following investment companies:

(1)    Active Assets California Tax-Free Trust
(2)    Active Assets Government Securities Trust
(3)    Active Assets Institutional Money Trust
(4)    Active Assets Money Trust
(5)    Active Assets Premier Money Trust
(6)    Active Assets Tax-Free Trust
(7)    Morgan Stanley Dean Witter 21st Century Trend Fund
(8)    Morgan Stanley Dean Witter Aggressive Equity Fund
(9)    Morgan Stanley Dean Witter American Opportunities Fund
(10)   Morgan Stanley Dean Witter Balanced Growth Fund
(11)   Morgan Stanley Dean Witter Balanced Income Fund
(12)   Morgan Stanley Dean Witter California Tax-Free Daily Income Trust
(13)   Morgan Stanley Dean Witter California Tax-Free Income Fund
(14)   Morgan Stanley Dean Witter Capital Growth Securities
(15)   Morgan Stanley Dean Witter Competitive Edge Fund, "Best Ideas Portfolio"
(16)   Morgan Stanley Dean Witter Convertible Securities Trust
(17)   Morgan Stanley Dean Witter Developing Growth Securities Trust
(18)   Morgan Stanley Dean Witter Diversified Income Trust
(19)   Morgan Stanley Dean Witter Dividend Growth Securities Inc.
(20)   Morgan Stanley Dean Witter Equity Fund
(21)   Morgan Stanley Dean Witter European Growth Fund Inc.
(22)   Morgan Stanley Dean Witter Federal Securities Trust
(23)   Morgan Stanley Dean Witter Financial Services Trust
(24)   Morgan Stanley Dean Witter Fund of Funds
(25)   Morgan Stanley Dean Witter Global Dividend Growth Securities
(26)   Morgan Stanley Dean Witter Global Utilities Fund
(27)   Morgan Stanley Dean Witter Growth Fund
(28)   Morgan Stanley Dean Witter Hawaii Municipal Trust
(29)   Morgan Stanley Dean Witter Health Sciences Trust
(30)   Morgan Stanley Dean Witter High Yield Securities Inc.
(31)   Morgan Stanley Dean Witter Income Builder Fund
(32)   Morgan Stanley Dean Witter Information Fund
(33)   Morgan Stanley Dean Witter Intermediate Income Securities
(34)   Morgan Stanley Dean Witter International Fund
(35)   Morgan Stanley Dean Witter International SmallCap Fund
(36)   Morgan Stanley Dean Witter Japan Fund
(37)   Morgan Stanley Dean Witter Latin American Growth Fund
(38)   Morgan Stanley Dean Witter Limited Term Municipal Trust

(39)   Morgan Stanley Dean Witter Liquid Asset Fund Inc.
(40)   Morgan Stanley Dean Witter Market Leader Trust
(41)   Morgan Stanley Dean Witter Mid-Cap Dividend Growth Securities
(42)   Morgan Stanley Dean Witter Mid-Cap Equity Trust
(43)   Morgan Stanley Dean Witter Multi-State Municipal Series Trust
(44)   Morgan Stanley Dean Witter Natural Resource Development Securities Inc.
(45)   Morgan Stanley Dean Witter New York Municipal Money Market Trust
(46)   Morgan Stanley Dean Witter New York Tax-Free Income Fund
(47)   Morgan Stanley Dean Witter Next Generation Trust
(48)   Morgan Stanley Dean Witter North American Government Income Trust
(49)   Morgan Stanley Dean Witter Pacific Growth Fund Inc.
(50)   Morgan Stanley Dean Witter Prime Income Trust
(51)   Morgan Stanley Dean Witter Real Estate Fund
(52)   Morgan Stanley Dean Witter S&P 500 Index Fund
(53)   Morgan Stanley Dean Witter S&P 500 Select Fund
(54)   Morgan Stanley Dean Witter Short-Term Bond Fund
(55)   Morgan Stanley Dean Witter Short-Term U.S. Treasury Trust
(56)   Morgan Stanley Dean Witter Small Cap Growth Fund
(57)   Morgan Stanley Dean Witter Special Value Fund
(58)   Morgan Stanley Dean Witter Strategist Fund
(59)   Morgan Stanley Dean Witter Tax-Exempt Securities Trust
(60)   Morgan Stanley Dean Witter Tax-Free Daily Income Trust
(61)   Morgan Stanley Dean Witter Tax-Managed Growth Fund
(62)   Morgan Stanley Dean Witter Total Market Index Fund
(63)   Morgan Stanley Dean Witter Total Return Trust
(64)   Morgan Stanley Dean Witter U.S. Government Money Market Trust
(65)   Morgan Stanley Dean Witter U.S. Government Securities Trust
(66)   Morgan Stanley Dean Witter Utilities Fund
(67)   Morgan Stanley Dean Witter Value-Added Market Series
(68)   Morgan Stanley Dean Witter Value Fund
(69)   Morgan Stanley Dean Witter Variable Investment Series
(70)   Morgan Stanley Dean Witter World Wide Income Trust

(b) The following information is given regarding directors and officers of MSDW Distributors not listed in Item 26 above. The principal address of MSDW Distributors is Two World Trade Center, New York, New York 10048. Other than Mr. Purcell, who is a Trustee of the Registrant, none of the following persons has any position or office with the Registrant.

Name                     Positions and Office with MSDW Distributors
----                     -------------------------------------------

Michael T. Gregg         Vice President and Assistant Secretary.

James F. Higgins         Director

Philip J. Purcell        Director

John Schaeffer           Director

Charles Vadala           Senior Vice President and Financial Principal.

Item 28. Location of Accounts and Records

     All accounts, books and other documents required to be maintained by
Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder are maintained by the Investment Manager at its offices, except records relating to holders of shares issued by the Registrant, which are maintained by the Registrant's Transfer Agent, at its place of business as shown in the prospectus.

Item 29. Management Services

     Registrant is not a party to any such management-related service contract.

Item 30. Undertakings

     Registrant hereby undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York on the 30th day of May, 2000.

                         MORGAN STANLEY DEAN WITTER LIMITED TERM MUNICIPAL TRUST

                                           By /s/ Barry Fink
                                              ---------------------------------
                                                   Barry Fink
                                                   Vice President and Secretary

     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 9 has been signed below by the following persons in the capacities and on the dates indicated.

         Signatures                    Title                              Date
         ----------                    -----                              ----

(1) Principal Executive Officer        Chief Executive Officer,
                                       Trustee and Chairman
By /s/ Charles A. Fiumefreddo                                           05/30/00
   ---------------------------------
       Charles A. Fiumefreddo

(2) Principal Financial Officer        Treasurer and Principal
                                       Accounting Officer

By /s/ Thomas F. Caloia                                                 05/30/00
   ---------------------------------
       Thomas F. Caloia

(3) Majority of the Trustees

    Charles A. Fiumefreddo (Chairman)
    Philip J. Purcell

By /s/ Barry Fink                                                       05/30/00
   ---------------------------------
       Barry Fink
       Attorney-in-Fact

    Michael Bozic     Manuel H. Johnson
    Edwin J. Garn     Michael E. Nugent
    Wayne E. Hedien   John L. Schroeder

By /s/ David M. Butowsky                                                05/30/00
   ---------------------------------
       David M. Butowsky
       Attorney-in-Fact

             MORGAN STANLEY DEAN WITTER LIMITED TERM MUNICIPAL TRUST

                                  EXHIBIT INDEX

     10.       Consent of Independent Accountants.

     16(a). Code of Ethics of Morgan Stanley Dean Witter Advisors Inc., Morgan Stanley Dean Witter Services Company Inc. and Morgan Stanley Dean Witter Distributors Inc.

     16(b).    Code of Ethics of the Morgan Stanley Dean Witter Funds.